EXHIBIT 4.1


                                                                EXECUTION COPY










           WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST

                                   Issuer

                                    And

                         BNY MIDWEST TRUST COMPANY

                             Indenture Trustee





                     Series 2002-A INDENTURE SUPPLEMENT

                        Dated as of November 7, 2002


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                                                     TABLE OF CONTENTS

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ARTICLE I.            Creation of the Series 2002-A Notes........................................................1

         Section 1.1           Designation.......................................................................1

ARTICLE II.           Definitions................................................................................1

         Section 2.1           Definitions.......................................................................1

ARTICLE III.          Noteholder Servicing Fee..................................................................17

         Section 3.1           Servicing Compensation...........................................................17

         Section 3.2           Representations and Warranties...................................................17

ARTICLE IV.           Rights of Series 2002-A Noteholders and Allocation and Application of Collections.........17

         Section 4.1           Collections and Allocations......................................................17

         Section 4.2           Determination of Monthly Interest................................................20

         Section 4.3           Determination of Monthly Principal...............................................22

         Section 4.4           Application of Available Finance Charge Collections and
                               Available Principal Collections..................................................22

         Section 4.5           Investor Charge-Offs.............................................................25

         Section 4.6           Reallocated Principal Collections................................................25

         Section 4.7           Excess Finance Charge Collections................................................25

         Section 4.8           Shared Principal Collections.....................................................26

         Section 4.9           Certain Series Accounts..........................................................26

         Section 4.10          Reserve Account..................................................................28

         Section 4.11          Cash Collateral Account..........................................................30

         Section 4.12          Spread Account...................................................................31

         Section 4.13          Investment Instructions..........................................................33

         Section 4.14          Controlled Accumulation Period...................................................34

         Section 4.15          Suspension of Controlled Accumulation Period.....................................34

         Section 4.16          Determination of LIBOR...........................................................36

         Section 4.17          Swaps............................................................................36

ARTICLE V.            Delivery of Series 2002-A Notes; Distributions; Reports to Series 2002-A Noteholders......37

         Section 5.1           Delivery and Payment for the Series 2002-A Notes.................................37

         Section 5.2           Distributions....................................................................37

         Section 5.3           Reports and Statements to Series 2002-A Noteholders..............................38


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ARTICLE VI.           Series 2002-A Early Amortization Events...................................................38

         Section 6.1           Series 2002-A Early Amortization Events..........................................38

ARTICLE VII.          Redemption of Series 2002-A Notes; Final Distributions; Series Termination................40

         Section 7.1           Optional Redemption of Series 2002-A Notes; Final Distributions..................40

         Section 7.2           Series Termination...............................................................42

ARTICLE VIII.         Miscellaneous Provisions..................................................................42

         Section 8.1           Ratification of Indenture; Amendments............................................42

         Section 8.2           Form of Delivery of the Series 2002-A Notes......................................42

         Section 8.3           Counterparts.....................................................................42

         Section 8.4           GOVERNING LAW....................................................................42

         Section 8.5           Limitation of Liability..........................................................42

         Section 8.6           Rights of the Indenture Trustee..................................................43

         Section 8.7           Additional Provisions............................................................43

         Section 8.8           Additional Requirements for Registration of and Limitations on
                               Transfer and Exchange of Notes...................................................43

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EXHIBITS

EXHIBIT A-1.......FORM OF CLASS A NOTE
EXHIBIT A-2.......FORM OF CLASS B NOTE
EXHIBIT A-3.......FORM OF CLASS C NOTE
EXHIBIT B.........FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
         .........NOTIFICATION TO INDENTURE TRUSTEE
EXHIBIT C.........FORM OF MONTHLY NOTEHOLDERS' STATEMENT
EXHIBIT D.........FORM OF MONTHLY SERVICER'S CERTIFICATE
EXHIBIT E-1.......FORM OF CLASS A SWAP
EXHIBIT E-2.......FORM OF CLASS B SWAP
EXHIBIT E-3.......FORM OF CLASS C SWAP

SCHEDULE I        PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS


                                       ii

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         SERIES 2002-A INDENTURE SUPPLEMENT, dated as of November 7, 2002
(the "Indenture Supplement"), between WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST, a business trust organized and existing under the laws of the State of Delaware (herein, the "Issuer" or the "Trust"), and BNY MIDWEST TRUST COMPANY, a trust company organized and existing under the laws of the State of Illinois, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") under the Master Indenture, dated as of August 1, 2001 (the "Indenture"), between the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the "Agreement").

         Pursuant to Section 2.11 of the Indenture, the Transferor may direct the Issuer to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

                                 ARTICLE I

                    Creation of the Series 2002-A Notes

Section 1.1   Designation.

     (a) There is hereby created and designated a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "World Financial Network Credit Card Master Note Trust, Series 2002-A" or the "Series 2002-A Notes." The Series 2002-A Notes shall be issued in three Classes, known as the "Class A Series 2002-A Floating Rate Asset Backed Notes," the "Class B Series 2002-A Floating Rate Asset Backed Notes," and the "Class C Series 2002-A Floating Rate Asset Backed Notes."

     (b) Series 2002-A shall be included in Group One and shall be a Principal Sharing Series. Series 2002-A shall be an Excess Allocation Series with respect to Group One only. Series 2002-A shall not be subordinated to any other Series.

                                ARTICLE II

                                Definitions

Section 2.1  Definitions.

     (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

         "Accumulation Shortfall" means (a) for the first Distribution Date during the Controlled Accumulation Period, zero; and (b) thereafter, for any Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Distribution Date over the amount deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i) for the previous Distribution Date.

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         "Additional Interest" means, for any Distribution Date, Class A
Additional Interest, Class B Additional Interest and Class C Additional Interest for such Distribution Date.

         "Additional Minimum Transferor Amount" means (a) as of any date of determination falling in November, December and January of each calendar year, the product of (i) 2% and (ii) the sum of (A) the Aggregate Principal Receivables and (B) if such date of determination occurs prior to the Certificate Trust Termination Date, the amount on deposit in the Excess Funding Account and (b) as of any date of determination falling in any other month, zero; provided that the amount specified in clause (a) shall be without duplication with the amount specified as the "Additional Minimum Transferor Amount" in the supplements to the Pooling and Servicing Agreement relating to the Series 1996-VFC Certificates and Series 1996-B Certificates issued by the Certificate Trust (or in any future supplement to the Pooling and Servicing Agreement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a)) and in the Indenture Supplement relating to the Series 2001-A Notes (or in any future Indenture Supplement that specifies such an amount and indicates that such amount is without duplication of the amount specified in clause (a)). The Additional Minimum Transferor Amount is specified pursuant to Section 8.7 of this Indenture Supplement as an additional amount to be considered part of the Minimum Transferor Amount.

         "Aggregate Investor Default Amount" means, as to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

         "Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction:

     (a)  the numerator of which shall be equal to:

          (i) for Principal Collections during the Revolving Period and for Finance Charge Collections and Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date), less any reductions to be made to the Collateral Amount on account of principal payments or deposits to the Principal Accumulation Account to be made on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated; or

          (ii) for Principal Collections during the Early Amortization Period and the Controlled Accumulation Period, the Collateral Amount at the end of the last day of the Revolving Period, provided, however, that the Transferor may, by written notice to the Indenture Trustee, the Servicer and the Rating Agencies, reduce the numerator used for purposes of allocating Principal Collections to Series 2002-A at any time if (x) the Rating Agency Condition shall have been satisfied with respect to such reduction and (y) the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate to the effect, based on the facts known to such officer at that time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 2002-A, and


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     (b) the denominator of which shall be the greater of (x) the Aggregate
Principal Receivables determined as of the close of business on the last day of the prior Monthly Period and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series and all outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than any Series represented by the Collateral Certificate) on such date of determination provided, that if one or more Reset Dates occur in a Monthly Period, the Allocation Percentage for the portion of the Monthly Period falling on and after such Reset Date and prior to any subsequent Reset Date will be recalculated for such period as of the close of business on the subject Reset Date.

         "Available Cash Collateral Amount" means with respect to any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Cash Collateral Account (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account made or to be made with respect to such date) and (b) the Required Cash Collateral Amount for such Transfer Date.

         "Available Finance Charge Collections" means, for any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2002-A for such Monthly Period, plus (c) Principal Accumulation Investment Proceeds, if any, with respect to the related Transfer Date, plus (d) interest and earnings on funds on deposit in the Reserve Account, Cash Collateral Account and Spread Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to subsections 4.10(b), 4.11(b) and 4.12(b), respectively, plus (e) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to subsection 4.10(d), plus (f) any Net Swap Receipts for the related Distribution Date.

         "Available Principal Collections" means, for any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section
4.6 are required to be applied on the related Distribution Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2002-A for application as Shared Principal Collections), plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to subsections 4.4(a)(v) and (vi) for the related Distribution Date.

         "Available Reserve Account Amount" means, for any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.10(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.4(a)(viii) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.


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         "Available Spread Account Amount" means, for any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (before giving effect to any deposit to, or withdrawal from, the Spread Account made or to be made with respect to such date) and (b) the Required Spread Account Amount, in each case on such Transfer Date.

         "Base Rate" means, for any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of (a) the Monthly Interest, (b) the Net Swap Payments and (c) the Noteholder Servicing Fee, each with respect to the related Distribution Date, and the denominator of which is the Collateral Amount plus amounts on deposit in the Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.

         "Cash Collateral Account" is defined in Section 4.11(a)

         "Class A Additional Interest" is defined in subsection 4.2(a).

         "Class A Counterparty" means JPMorgan Chase Bank or the counterparty under any interest rate swap with respect to the Class A Notes obtained pursuant to Section 4.17.

         "Class A Deficiency Amount" is defined in subsection 4.2(a).

         "Class A/B Expected Principal Payment Date" means October 15,
2007.

         "Class A Monthly Interest" is defined in subsection 4.2(a).

         "Class A Net Interest Obligation" means, for any Distribution
Date: (a) if there are Class A Net Swap Payments due on that Distribution Date, the sum of the Class A Net Swap Payments and the Class A Monthly Interest for that Distribution Date; (b) if there are Class A Net Swap Receipts due on that Distribution Date, the result of the Class A Monthly Interest for that Distribution Date, minus the Class A Net Swap Receipts for that Distribution Date; and (c) if the Class A Swap has terminated for any reason, the Class A Monthly Interest for that Distribution Date.

         "Class A Net Swap Payment" means, with respect to any Distribution Date, any net amount payable by the Issuer under the Class A Swap as a result of LIBOR being less than the Class A Swap Rate. For the avoidance of doubt, Class A Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

         "Class A Net Swap Receipt" means, with respect to any Distribution Date, any net amount payable by the Class A Counterparty as a result of LIBOR being greater than the Class A Swap Rate. For the avoidance of doubt, Class A Net Swap Receipts do not include early termination payments.

         "Class A Note Initial Principal Balance" means $468,000,000.

         "Class A Note Interest Rate" means a per annum rate of 0.43% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Distribution Period.


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         "Class A Note Principal Balance" means, on any date of
determination, an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

         "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

         "Class A Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

         "Class A Required Amount" means, for any Distribution Date, an amount equal to the excess of the amounts described in subsection 4.4(a)(i) over the sum of (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).

         "Class A Swap" means an interest rate swap agreement with respect to the Class A Notes between the Trust and the Class A Counterparty substantially in the form of Exhibit E-1 to this Indenture Supplement, or such other form as shall have satisfied the Rating Agency Condition.

         "Class A Swap Rate" means 3.52% per annum.

         "Class B Additional Interest" is defined in subsection 4.2(b).

         "Class B Counterparty" means JPMorgan Chase Bank or the counterparty under any interest rate swap with respect to the Class B Notes obtained pursuant to Section 4.17.

         "Class B Deficiency Amount" is defined in subsection 4.2(b).

         "Class B Monthly Interest" is defined in subsection 4.2(b).

         "Class B Net Interest Obligation" means, for any Distribution
Date: (a) if there are Class B Net Swap Payments due on that Distribution Date, the sum of the Class B Net Swap Payments and the Class B Monthly Interest for that Distribution Date; (b) if there are Class B Net Swap Receipts due on that Distribution Date, the result of the Class B Monthly Interest for that Distribution Date, minus the Class B Net Swap Receipts for that Distribution Date; and (c) if the Class B Swap has terminated for any reason, the Class B Monthly Interest for that Distribution Date.

         "Class B Net Swap Payment" means, with respect to any Distribution Date, any net amount payable by the Issuer under the Class B Swap as a result of LIBOR being less than the Class B Swap Rate. For the avoidance of doubt, Class B Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.

         "Class B Net Swap Receipt" means, with respect to any Distribution Date, any net amount payable by the Class B Counterparty as a result of LIBOR being greater than the Class B Swap Rate. For the avoidance of doubt, Class B Net Swap Receipts do not include early termination payments.


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         "Class B Note Initial Principal Balance" means $51,000,000.

         "Class B Note Interest Rate" means a per annum rate of 1.25% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Distribution Period.

         "Class B Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

         "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

         "Class B Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

         "Class B Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(ii) over the sum of (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).

         "Class B Swap" means an interest rate swap agreement between the Trust and the Class B Counterparty substantially in the form of Exhibit E-2 to this Indenture Supplement, or such other form as shall have satisfied the Rating Agency Condition.

         "Class B Swap Rate" means 3.52% per annum.

         "Class C Additional Interest" is defined in subsection 4.2(c).

          "Class C Counterparty" means JPMorgan Chase Bank or the counterparty under any interest rate swap with respect to the Class C Notes obtained pursuant to Section 4.19.

         "Class C Deficiency Amount" is defined in subsection 4.2(c).

         "Class C Expected Principal Payment Date" means November 15, 2007.

         "Class C Monthly Interest" is defined in subsection 4.2(c).

         "Class C Net Interest Obligation" means, for any Distribution
Date: (a) if there are Class C Net Swap Payments due on that Distribution Date, the sum of the Class C Net Swap Payments and the Class C Monthly Interest for that Distribution Date; (b) if there are Class C Net Swap Receipts due on that Distribution Date, the result of the Class C Monthly Interest for that Distribution Date, minus the Class C Net Swap Receipts for that Distribution Date; and (c) if the Class C Swap has terminated for any reason, the Class C Monthly Interest for that Distribution Date.

         "Class C Net Swap Payment" means, with respect to any Distribution Date, any net amount payable by the Issuer under the Class C Swap as a result of LIBOR being less than the Class C Swap Rate. For the avoidance of doubt, Class C Net Swap Payments do not include early termination payments or payment of breakage or other miscellaneous costs.


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         "Class C Net Swap Receipt" means, with respect to any Distribution
Date, any net amount payable by the Class C Counterparty as a result of LIBOR being greater than the Class C Swap Rate. For the avoidance of doubt, Class C Net Swap Receipts do not include early termination payments.

         "Class C Note Initial Principal Balance" means $81,000,000.
          --------------------------------------

         "Class C Note Interest Rate" means a per annum rate of 2.95% in excess of LIBOR as determined on the LIBOR Determination Date for the applicable Distribution Period.

         "Class C Note Principal Balance" means, on any date of determination, an amount equal to (a) the Class C Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class C Noteholders on or prior to such date.

         "Class C Noteholder" means the Person in whose name a Class C Note is registered in the Note Register.

         "Class C Notes" means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

         "Class C Swap" means an interest rate swap agreement with respect to the Class C Notes between the Trust and the Class C Counterparty substantially in the form of Exhibit E-3 to this Indenture Supplement, or such other form as shall have satisfied the Rating Agency Condition.

         "Class C Swap Rate" means 3.56% per annum.

         "Class C Swap Required Amount" means, for any Distribution Date, an amount equal to the excess of the Class C Net Swap Payment for such Distribution Date over the sum of (a) Available Finance Charge Collections applied to pay such Class C Net Swap Payment pursuant to subsection 4.4(a)(iv)(B), (b) any amount withdrawn from the Cash Collateral Account and applied to pay such Class C Net Swap Payment pursuant to subsection 4.11(c) and (c) any amount withdrawn from the Spread Account and applied to pay such Class C Net Swap Payment pursuant to subsection 4.12(c).

         "Closing Date" means November 7, 2002.

         "Collateral Amount" means, as of any date of determination, an amount equal to the result of (a) the Initial Collateral Amount, minus (b) the amount of principal previously paid to the Series 2002-A Noteholders (other than any principal payments made from funds on deposit in the Spread Account), minus (c) the balance on deposit in the Principal Accumulation Account, minus (d) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursements of such amounts pursuant to subsection 4.4(a)(vi) prior to such date.


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         "Controlled Accumulation Amount" means, (a) for any Transfer Date with respect to the Controlled Accumulation Period occurring prior to the October 2007 Distribution Date, $43,250,000 and (b) on the Transfer Date immediately preceding the Class C Expected Principal Payment Date, the Class C Note Principal Balance; provided, however, that if the Controlled Accumulation Period Length is determined to be less than 12 months pursuant to Section 4.14 or 4.15, the amount described in clause (a) of this definition shall be equal to (i) the sum of the Class A Note Initial Principal Balance and the Class B Note Initial Principal Balance divided by
(ii) the Controlled Accumulation Period Length; provided, further, that the Controlled Accumulation Amount for any Distribution Date shall not exceed the Note Principal Balance minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

         "Controlled Accumulation Period" means, unless an Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on October 1, 2006 or such later date as is determined in accordance with Sections 4.14 and 4.15, and ending on the first to occur of (a) the commencement of the Early Amortization Period and
(b) the Series Termination Date.

         "Controlled Accumulation Period Length" is defined in subsection
4.14.

         "Controlled Deposit Amount" means, for any Transfer Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Transfer Date and any existing Accumulation Shortfall.

         "Counterparty" means the Class A Counterparty, the Class B Counterparty or the Class C Counterparty.

         "Covered Amount" means an amount, determined as of each Transfer Date for any Distribution Period, equal to the sum of (a) the product of
(i) the Class A Net Interest Obligation times (ii) a fraction, (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account, up to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class A Note Principal Balance as of the Record Date preceding such Transfer Date plus (b) the product of (i) the Class B Net Interest Obligation times (ii) a fraction (A) the numerator of which is equal to the aggregate amount on deposit in the Principal Accumulation Account in excess of the Class A Note Principal Balance as of the Record Date preceding such Transfer Date, up to the Class B Note Principal Balance as of the Record Date preceding such Transfer Date, and (B) the denominator of which is equal to the Class B Note Principal Balance as of the Record Date preceding such Transfer Date.

         "Default Amount" means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to WFN or the Transferor) in such Defaulted Account on the day it became a Defaulted Account.

         "Defaulted Account" means an Account in which there are Defaulted Receivables.


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         "Designated Maturity" means, for any LIBOR Determination Date, one month; provided that LIBOR for the initial Distribution Period will be determined by straight-line interpolation (based on the actual number of days in the initial Distribution Period) between two rates determined in accordance with the definition of LIBOR, one of which will be determined for a Designated Maturity of one month and the other of which will be determined for a Designated Maturity of two months.

         "Dilution" means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund, unauthorized charge, fraudulent or counterfeit charge or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

         "Distribution Account" is defined in subsection 4.9(a).

         "Distribution Date" means December 16, 2002 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

         "Distribution Period" means, for any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

         "Early Amortization Period" means the period commencing on the date on which a Trust Early Amortization Event or a Series 2002-A Early Amortization Event is deemed to occur and ending on the Series Termination Date.

         "Eligible Investments" is defined in Annex A to the Indenture; provided that solely for purposes of Section 4.12(b), references to the "highest investment category" of S&P shall mean A-2.

         "Excess Spread Percentage" means, for any Monthly Period, a percentage equal to the Portfolio Yield for such Monthly Period, minus the Base Rate for such Monthly Period.

         "Finance Charge Account" is defined in Section 4.9(a).

         "Finance Charge Collections" means Collections of Finance Charge Receivables.

         "Finance Charge Shortfall" is defined in Section 4.7.

         "Group One" means Series 2001-A, Series 2002-A, the outstanding Series under (and as defined in) the Pooling and Servicing Agreement (other than Series represented by the Collateral Certificate) and each other Series hereafter specified in the related Indenture Supplement to be included in Group One.

         "Initial Collateral Amount" means $600,000,000.

         "Investment Earnings" means, for any Distribution Date, all interest and earnings on Eligible Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.


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         "Investor Charge-Offs" is defined in Section 4.5.

         "Investor Default Amount" means, with respect to any Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Allocation Percentage on the day such Account became a Defaulted Account.

         "Investor Finance Charge Collections" means, for any Monthly Period, an amount equal to the aggregate amount of Finance Charge
Collections (including Net Recoveries treated as Finance Charge
Collections) retained or deposited in the Finance Charge Account for Series 2002-A pursuant to subsection 4.1(b)(i) for such Monthly Period.

         "Investor Principal Collections" means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series 2002-A pursuant to subsection 4.1(b)(ii) for such Monthly Period.

         "Investor Uncovered Dilution Amount" means an amount equal to the product of (x) the Series Allocation Percentage for the related Monthly Period (determined on a weighted average basis, if a Reset Date occurs during that Monthly Period), times (y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to Section 3.9(a) of the Transfer and Servicing Agreement or Section 3.9(a) of the Pooling and Servicing Agreement but has not been made, provided that, if the Transferor Amount is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Investor Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.

         "LIBOR" means, for any Distribution Period, an interest rate per annum for each Distribution Period determined by the Indenture Trustee in accordance with the provisions of Section 4.16.

         "LIBOR Determination Date" means (i) November 5, 2002 for the period from and including the Closing Date through and including December 15, 2002 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Distribution Period.

         "London Business Day" means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "Minimum Transferor Amount" means (a) prior to the Certificate Trust Termination Date, the "Minimum Transferor Amount" under (and as defined in) the Pooling and Servicing Agreement and (b) on and after the Certificate Trust Termination Date, the "Minimum Transferor Amount" as defined in Annex A to the Indenture.

         "Monthly Interest" means, for any Distribution Date, the sum of the Class A Monthly Interest, the Class B Monthly Interest, and the Class C Monthly Interest for such Distribution Date.

         "Monthly Period" means the period from and including the first day of the calendar month preceding a related Distribution Date to and including the last day of such calendar month; provided that the Monthly Period related to the December 2002 Distribution Date shall mean the period from and including the Closing Date to and including the last day of November 2002.

         "Monthly Principal" is defined in Section 4.3.

         "Monthly Principal Reallocation Amount" means, for any Monthly Period, an amount equal to the sum of:

(a) the lower of (i) the Class A Required Amount and (ii) the greater of (A)(x) the product of (I) 22.00% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (B) zero; and

(b) the lower of (i) the sum of the Class B Required Amount, the Servicing Fee Required Amount and the Class C Swap Required Amount and (ii) the greater of (A)(x) the product of (I) 13.5% and (II) the Initial Collateral Amount minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause (a) above) and (B) zero.

         "Net Interest Obligation" means, for any Distribution Date, the sum of the Class A Net Interest Obligation, the Class B Net Interest Obligation and the Class C Net Interest Obligation for such Distribution Date.

         "Net Swap Payments" means, with respect to any Distribution Date, collectively, the Class A Net Swap Payment, the Class B Net Swap Payment and the Class C Net Swap Payment for such Distribution Date.

         "Net Swap Receipts" means, collectively, the Class A Net Swap Receipt, the Class B Net Swap Receipt and the Class C Net Swap Receipt for such Distribution Date.

         "Note Principal Balance" means, on any date of determination, an amount equal to the sum of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

         "Noteholder Servicing Fee" is defined in Section 3.1.

         "Percentage Allocation" is defined in subsection 4.1(b)(ii)(y).

         "Portfolio Yield" means, for any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to
(i) the Available Finance Charge Collections (excluding any Excess Finance Charge Collections), minus (ii) the Aggregate Investor Default Amount and the Uncovered Dilution Amount for such Monthly Period and (b) the denominator of which is the Collateral Amount plus amounts on deposit in Principal Accumulation Account, each as of the close of business on the last day of such Monthly Period.

         "Principal Account" is defined in subsection 4.9(a).

         "Principal Accumulation Account" is defined in subsection 4.9(a).

         "Principal Accumulation Account Balance" means, for any date of determination, the principal amount, if any, on deposit in the Principal Accumulation Account on such date of determination.

         "Principal Accumulation Investment Proceeds" means, with respect to each Transfer Date, the investment earnings on funds in the Principal Accumulation Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

         "Principal Collections" means Collections of Principal Receivables.

         "Principal Shortfall" is defined in Section 4.8.

         "Qualified Maturity Agreement" means an agreement whereby an Eligible Institution agrees to make a deposit into the Principal Accumulation Account on the Class A/B Expected Principal Payment Date in an amount equal to the initial Note Principal Balance (excluding the Class C
Note Initial Principal Balance) and a further deposit into the Principal Accumulation Account on the Class C Expected Principal Payment Date in an amount equal to the Class C Note Initial Principal Balance.

         "Quarterly Excess Spread Percentage" means (a) with respect to the December 2002 Distribution Date, the Excess Spread Percentage for such Distribution Date, (b) with respect to the January 2003 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the December 2002 Distribution Date and (ii) the Excess Spread Percentage with respect to the January 2003 Distribution Date and the denominator of which is two, (c) with respect to the February 2003 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the December 2002 Distribution Date (ii) the Excess Spread Percentage with respect to the January 2003 Distribution Date and (iii) the Excess Spread Percentage with respect to the February 2003 Distribution Date and the denominator of which is three and (d) with respect to the March 2003 Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages determined with respect to such Distribution Date and the immediately preceding two Distribution Dates and the denominator of which is three.

         "Rating Agency" means each of Fitch, Moody's and Standard & Poor's.

         "Reallocated Principal Collections" means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 4.6 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

         "Reassignment Amount" means, for any Transfer Date, after giving effect to any deposits and distributions otherwise to be made on the related Distribution Date, the sum of (i) the Note Principal Balance on the related Distribution Date, plus (ii) Monthly Interest for the related Distribution Date and any Monthly Interest previously due but not distributed to the Series 2002-A Noteholders, plus (iii) the amount of Additional Interest, if any, for the related Distribution Date and any Additional Interest previously due but not distributed to the Series 2002-A Noteholders on a prior Distribution Date.

         "Reference Banks" means four major banks in the London interbank market selected by the Servicer.

         "Required Cash Collateral Amount" means, for any Transfer Date, the greatest of (a) an amount equal to 2.5% of the Collateral Amount (after taking into account deposits to the Principal Accumulation Account on such Transfer Date and payments to be made on the related Distribution Date),
(b) $15,000,000 and (c) for any Transfer Date occurring on or after the commencement of the Early Amortization Period, an amount equal to 2.5% of the Collateral Amount as of the close of business on the last day of the Revolving Period; provided that the Required Cash Collateral Amount will never exceed the Note Principal Balance, minus the Principal Accumulation Account Balance (after taking into account deposits to the Principal Accumulation Account on such Transfer Date and payments to be made on the related Distribution Date); and provided, further, that the Transferor may reduce the Required Cash Collateral Amount at any time if the Indenture Trustee has been provided evidence that the Rating Agency Condition has been satisfied.

         "Required Draw Amount" is defined in subsection 4.11(c).

         "Required Reserve Account Amount" means, for any Transfer Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the sum of the Class A Note Principal Balance and the Class B Note Principal Balance or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and
(ii) deliver to the Indenture Trustee a certificate of an Authorized Officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Early Amortization Event to occur with respect to Series 2002-A.

         "Required Retained Transferor Percentage" means, for purposes of Series 2002-A, 4%.

         "Required Spread Account Amount" means, for any Distribution Date,
(a) the product of (i) the Spread Account Percentage in effect on such date and (ii) during (x) the Revolving Period, the Collateral Amount, and (y) thereafter, the Collateral Amount as of the last day of the Revolving Period; provided that after the occurrence of an Event of Default resulting in acceleration of the Series 2002-A Notes, the Required Spread Account Amount shall equal the Note Principal Balance (after taking into account any payments to be made on such Distribution Date); and provided, further, that, except as described in the preceding proviso following the acceleration of the Series 2002-A Notes, in no event will the Required Spread Account Amount exceed the Class C Note Principal Balance (after taking into account any payments to be made on such Distribution Date).

         "Reserve Account" is defined in subsection 4.10(a).

         "Reserve Account Funding Date" means the Transfer Date designated by the Servicer which occurs not later than the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period (which commencement shall be subject to postponement pursuant to Section 4.15); (b) the first Transfer Date for which the Quarterly Excess Spread Percentage is less than 2%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 12 months prior to the commencement of the Controlled Accumulation Period; (c) the first Transfer Date for which the Quarterly Excess Spread Percentage is less than 3%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 6 months prior to the commencement of the Controlled Accumulation Period; and (d) the first Transfer Date for which the Quarterly Excess Spread Percentage is less than 4%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences 4 months prior to the commencement of the Controlled Accumulation Period; provided, however, that subject to satisfaction of the Rating Agency Condition, the Reserve Account Funding Date may be any date selected by the Servicer.

         "Reserve Account Surplus" means, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

         "Reserve Draw Amount" means, with respect to each Transfer Date relating to the Controlled Accumulation Period or the first Transfer Date relating to the Early Amortization Period, the amount, if any, by which the Principal Accumulation Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Transfer Date.

         "Reset Date" means:

          (a) each Addition Date and each "Addition Date" (as such term is defined in the Pooling and Servicing Agreement), in each case relating to Supplemental Accounts;

          (b) each Removal Date and each "Removal Date" (as such term is defined in the Pooling and Servicing Agreement) on which, if any Series of Notes or any Series under (and as defined in) the Pooling and Servicing Agreement has been paid in full, Principal Receivables equal to the Initial Collateral Amount for that Series are removed from the Receivables Trust;

          (c) each date on which there is an increase in the outstanding balance of any Variable Interest or "Variable Interest" (as such term is defined in the Pooling and Servicing Agreement); and

          (d) each date on which a new Series or Class of Notes is issued and each date on which a new "Series" or "Class" (each as defined in the Pooling and Servicing Agreement) of investor certificates is issued by the Certificate Trust.

         "Revolving Period" means the period beginning on the Closing Date and ending at the close of business on the day immediately preceding the earlier of the day the Controlled Accumulation Period commences or the day the Early Amortization Period commences.

         "Series 2002-A" means the Series of Notes the terms of which are specified in this Indenture Supplement.

         "Series 2002-A Early Amortization Event" is defined in Section 6.1.

         "Series 2002-A Final Maturity Date" means the August 2011 Distribution Date.

         "Series 2002-A Note" means a Class A Note, a Class B Note or a Class C Note.

         "Series 2002-A Noteholder" means a Class A Noteholder, a Class B Noteholder or a Class C Noteholder.

         "Series Allocation Percentage" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Allocation Percentage for Finance Charge Collections for that Monthly Period and the denominator of which is the sum of the Allocation Percentages for Finance Charge Receivables for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentage for the portion of the Monthly Period falling on and after each such Reset Date and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used in determining the Allocation Percentage for Finance Charge Receivables for all outstanding Series as of the close of business on the subject Reset Date.

         "Series Servicing Fee Percentage" means 2% per annum.

         "Series Termination Date" means the earliest to occur of (a) the date on which the Note Principal Balance is paid in full, (b) the date on which the Collateral Amount is reduced to zero and (c) the Series 2002-A Final Maturity Date.

         "Servicing Fee Required Amount" means, for any Distribution Date, an amount equal to the excess of the amount described in subsection 4.4(a)(iii) over the (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 4.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 4.11(c).

         "Specified Transferor Amount" means, at any time, the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) at that time.

         "Spread Account" is defined in subsection 4.12(a).

         "Spread Account Deficiency" means the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount.

         "Spread Account Percentage" means, for any Distribution Date, (i) 1.00% if the Quarterly Excess Spread Percentage on such Distribution Date is greater than or equal to 6.0%, (ii) 1.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 6.0% and greater than or equal to 5.5%, (iii) 1.5% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 5.5% and greater than or equal 5.0%, (iv) 2.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 5.0% and greater than or equal to 4.5%, (v) 2.75% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 4.5% and greater than or equal to 4.0%, (vi) 3.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 4.0% and greater than or equal to 3.0%, (vii) 3.75% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 3.0% and greater than or equal to 2.5%, and (viii) 4.25% if the Quarterly Excess Spread Percentage on such Distribution Date is less than 2.5%; provided, that:

          (a) if the Spread Account Percentage for a Distribution Date is greater than 1.5%, then the Spread Account Percentage shall not decrease to a lower percentage until the first subsequent Distribution Date on which the arithmetic mean of the Quarterly Excess Spread Percentages for such subsequent Distribution Date and for the two Distribution Dates immediately prior to such subsequent Distribution Date is greater than or equal to the lowest Quarterly Excess Spread Percentage associated with a lower Spread Account Percentage;

          (b) if the Spread Account Percentage for a Distribution is equal 1.5%, then the Spread Account Percentage shall not decrease to a lower percentage until the first subsequent Distribution Date on which the arithmetic mean of the Quarterly Excess Spread Percentages for such subsequent Distribution Date and for the Distribution Date immediately prior to such subsequent Distribution Date is greater than or equal to the lowest Quarterly Excess Spread Percentage associated with a lower Spread Account Percentage;

          (c) in no event will the Spread Account Percentage decrease by more than one of the levels specified above between any two
      Distribution Dates; /1 and

          (d) if an Early Amortization Event is deemed to occur with respect to Series 2002-A, the Spread Account Percentage shall be 13.5%.

         "Target Amount" is defined in subsection 4.1(b)(i).

         "Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (or such page as may replace that page in that service for the purpose of displaying comparable rates or prices).

------------
/1 For example, if the Spread Account Percentage on one Distribution Date were 1.5%, then the Spread Account Percentage for the next Distribution Date could not be less than 1.25%, even if the Quarterly Excess Spread Percentage on such next Distribution Date were greater than or equal to 6.0%

         "Uncovered Dilution Amount" means an amount equal to the product of (x) the Series Allocation Percentage for the related Monthly Period (determined on a weighted average basis, if a Reset Date occurs during that Monthly Period), times (y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to Section 3.9(a) of the Transfer and Servicing Agreement or Section 3.9(a) of the Pooling and Servicing Agreement but has not been made; provided that, if the Transferor Amount is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.

     (b) Each capitalized term defined herein shall relate to the Series 2002-A Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in Annex A to the Master Indenture.

     (c) The interpretive rules specified in Section 1.2 of the Master Indenture also apply to this Indenture Supplement. If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Master Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

                               ARTICLE III.

                          Noteholder Servicing Fee

Section 3.1 Servicing Compensation. The share of the Servicing Fee allocable to Series 2002-A for any Transfer Date (the "Noteholder Servicing Fee") shall be equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Collateral Amount as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall be equal to $800,000. The remainder of the Servicing Fee shall be paid by the holders of the Transferor Interest or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2002-A Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the noteholders of any other Series.

Section 3.2 Representations and Warranties. The parties hereto agree that the representations, warranties and covenants set forth in Schedule I shall be a part of this Indenture Supplement for all purposes.

                                ARTICLE IV.

                  Rights of Series 2002-A Noteholders and
                 Allocation and Application of Collections

Section 4.1  Collections and Allocations

     (a) Allocations. Finance Charge Collections, Principal Collections and Defaulted Receivables allocated to Series 2002-A pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

     (b) Allocations to the Series 2002-A Noteholders. The Servicer shall on the Date of Processing, allocate to the Series 2002-A Noteholders the following amounts as set forth below:

          (i) Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 2002-A Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing and shall deposit such amount into the Finance Charge Account, provided that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Accumulation Period falling on or after the day on which Collections of Principal Receivables equal to the related Controlled Deposit Amount have been allocated pursuant to Section 4.1(b)(ii) and deposited pursuant to Section 4.1(c)), so long as the Available Cash Collateral Amount is not less than the Required Cash Collateral Amount on such Date of Processing, Collections of Finance Charge Receivables shall be transferred into the Finance Charge Account only until such time as the aggregate amount so deposited equals the sum (the "Target Amount") of (A) the Net Interest Obligation for the related Distribution Date, (B) if WFN is not the Servicer, the Noteholder Servicing Fee (and if WFN is the Servicer, then amounts that otherwise would have been transferred into the Finance Charge Account pursuant to this clause (B) shall instead by returned to WFN as payment of the Noteholder Servicing Fee), (C) any amount required to be deposited in the Reserve Account, the Spread Account and the Cash Collateral Account on the related Transfer Date and (D) if the Excess Spread Percentage for the preceding Monthly Period was less than 3%, the sum of Default Amounts and any Uncovered Dilution Amounts for the portion of the current Monthly Period that has elapsed through such Date of Processing; provided further, that, notwithstanding the preceding proviso, if on any Business Day the Servicer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Servicer, then (x) Servicer shall (on the same Business
      Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Noteholders for that Monthly Period but not deposited into the Finance Charge Account due to the operation of the preceding proviso (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount); and provided, further, if on any Transfer Date the Transferor Amount is less than the Specified Transferor Amount after giving effect to all transfers and deposits on that Transfer Date, Transferor shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of Available Finance Charge Collections that are required to be treated as Available Principal Collections pursuant to Section 4.4(a)(v) and (vi) but are not available from funds in the Finance Charge Account as a result of the operation of second preceding proviso.

         With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited to deposits up to the Target Amount in accordance with clause (i) above, notwithstanding such limitation: (1) "Reallocated Principal Collections" for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Noteholders during that Monthly Period had been deposited in the Finance Charge Account and applied on such Transfer Date in accordance with Section 4.4(a); and (2) Collections of Finance Charge Receivables released to Transferor pursuant to such Section 4.1(b)(i) shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been retained in the Finance Charge Account and applied to the items specified in Sections 4.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Account on such Transfer Date. To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (d) of the definition of Collateral Amount and by the definition of Portfolio Yield.

          (ii) Allocations of Principal Collections. The Servicer shall allocate to the Series 2002-A Noteholders the following amounts as set forth below:

                           (x) Allocations During the Revolving Period.

                           (1) During the Revolving Period an amount equal
                  to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2002-A Noteholders and first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and third paid to the holders of the Transferor Interest.

                           (2) With respect to each Monthly Period falling
                  in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2002-A Noteholders pursuant to this subsection 4.1(b)(ii) are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 4.6.

                           (y) Allocations During the Controlled
                  Accumulation Period. During the Controlled Accumulation Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing (the product for any such date is hereinafter referred to as a "Percentage Allocation") shall be allocated to the Series 2002-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount during the Controlled Accumulation Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and third paid to the holders of the Transferor Interest.

                           (z) Allocations During the Early Amortization
                  Period. During the Early Amortization Period, an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the Series 2002-A Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and third paid to the holders of the Transferor Interest.

     (c) During any period when Servicer is permitted by Section 4.3 of the Pooling and Servicing Agreement or Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Noteholders pursuant to Sections 4.1(a) and (b) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if WFN is Servicer, Servicer, and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 2002-A pursuant to Section 4.15 of the Pooling and Servicing Agreement or Section 8.5 of the Indenture)).

     (d) On any date, Servicer may withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

Section 4.2       Determination of Monthly Interest.

     (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Distribution Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times
(B) the Class A Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class A Note Initial Principal Balance).

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Deficiency Amount"), of (x) the aggregate amount accrued pursuant to this Section 4.2(a) as of the prior Distribution Date over (y) the amount actually transferred from the Distribution Account for payment of such amount. If the Class A Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Deficiency Amount is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class A Deficiency Amount (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Distribution Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times
(B) the Class B Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class B Note Initial Principal Balance).

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Deficiency Amount"), of (x) the aggregate amount accrued pursuant to this Section 4.2(b) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount. If the Class B Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Deficiency Amount is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class B Deficiency Amount (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

     (c) The amount of monthly interest ("Class C Monthly Interest") distributable from the Distribution Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times
(B) the Class C Note Interest Rate in effect with respect to the related Distribution Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Monthly Period (or, with respect to the initial Distribution Date, the Class C Note Initial Principal Balance).

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class C Deficiency Amount"), of (x) the aggregate amount accrued pursuant to this Section 4.2(c) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount. If the Class C Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Deficiency Amount is fully paid, an additional amount ("Class C Additional Interest") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Distribution Period plus 2% per annum and (ii) such Class C Deficiency Amount (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

Section 4.3 Determination of Monthly Principal. The amount of monthly principal to be transferred from the Principal Account with respect to the Notes on each Transfer Date (the "Monthly Principal"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Transfer Date, (iii) the Collateral Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.5 and 4.6) prior to any deposit into the Principal Accumulation Account on such Transfer Date, and (iv) the Note Principal Balance, minus any amount already on deposit in the Principal Accumulation Account on such Transfer Date.

Section 4.4 Application of Available Finance Charge Collections and Available Principal Collections. On or before each Transfer Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw and the Indenture Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or related Distribution Date, as applicable, to the extent of available funds, the amount required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account as follows:

     (a) On each Transfer Date, an amount equal to the Available Finance Charge Collections with respect to the related Distribution Date will be distributed or deposited in the following priority:

          (i) on a pari passu basis (A) an amount equal to Class A Monthly Interest for such Distribution Date, plus any Class A Deficiency Amount, plus the amount of any Class A Additional Interest for such Distribution Date, plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account, and (B) any Class A Net Swap Payment for such Distribution Date shall be paid to the Class A Swap Counterparty;

          (ii) on a pari passu basis (A) an amount equal to Class B Monthly Interest for such Distribution Date, plus any Class B Deficiency Amount, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account, and (B) any Class B Net Swap Payment for such Distribution Date shall be paid to the Class B Swap Counterparty;

          (iii) an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer;

          (iv) on a pari passu basis (A) an amount equal to Class C Monthly Interest for such Distribution Date, plus any Class C Deficiency Amount, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account, and (B) any Class C Net Swap Payment for such Distribution Date shall be paid to the Class C Counterparty;

          (v) an amount equal to the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the Controlled Accumulation Period or the Early Amortization Period, deposited into the Principal Account on the related Transfer Date;

          (vi) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this subsection (vi) shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (vii) an amount equal to the excess, if any, of the Required Cash Collateral Amount over the Available Cash Collateral Amount shall be deposited into the Cash Collateral Account;

          (viii) on each Transfer Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in subsection 4.10(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

          (ix) an amount equal to the amounts required to be deposited in the Spread Account pursuant to Section 4.12(f) shall be deposited into the Spread Account as provided in Section 4.12(f);

          (x) on a pari passu basis (A) an amount equal to any partial or early termination payments or other additional payments owed to the Class A Counterparty under the Class A Swap shall be paid to the Class A Counterparty, (B) an amount equal to any partial or early termination payments or other additional payments owed to the Class B Counterparty under the Class B Swap shall be paid to the Class B Counterparty and (C) an amount equal to any partial or early termination payments or other additional payments owed to the Class C Counterparty under the Class C Swap shall be paid to the Class C Counterparty;

          (xi) any amounts designated in writing by the Transferor to the Servicer and Indenture Trustee as amounts to be paid from Available Finance Charge Collections shall be paid in accordance with the Transferor's instructions; and

          (xii) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date.

     (b) On each Transfer Date with respect to the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

     (c) On each Transfer Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:

          (i) during the Controlled Accumulation Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Principal Accumulation Account;

          (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for such Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class A Noteholders on the related Distribution Date until the Class A Note Principal Balance has been paid in full;

          (iii) during the Early Amortization Period, after giving effect to the distribution referred to in clause (ii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class B Noteholders on the related Distribution Date until the Class B Note Principal Balance has been paid in full;

          (iv) during the Early Amortization Period, after giving effect to the distributions referred to in clauses (ii) and (iii) above, an amount equal to the Monthly Principal remaining, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class C Noteholders on the related Distribution Date until the Class C Note Principal Balance has been paid in full; and

          (v) in the case of each of the Controlled Accumulation Period and the Early Amortization Period, the balance of such Available Principal Collections remaining after application in accordance with clauses (i) through (iv) above shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

     (d) On each Distribution Date, the Indenture Trustee shall pay in accordance with Section 5.2 to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(i) on the preceding Transfer Date, to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(ii) and to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to Section 4.4(a)(iv).

     (e) On the earlier to occur of (i) the first Transfer Date with respect to the Early Amortization Period and (ii) the Transfer Date immediately preceding the Class A/B Expected Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Accumulation Account and deposit into the Distribution Account amounts necessary to pay first, to the Class A Noteholders, until paid in full, second, to the Class B Noteholders, until paid in full, and, if the Early Amortization Period has commenced, any remainder to the Class C Noteholders, the amounts deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i). On the Class C Expected Principal Payment Date, if the Early Amortization Period has not commenced, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Accumulation Account and deposit into the Distribution Account for payment to the Class C Noteholders the amounts deposited into the Principal Accumulation Account pursuant to subsection 4.4(c)(i) on the related Transfer Date. The Indenture Trustee, acting in accordance with the instructions of the Servicer, shall in accordance with Section 5.2 pay from the Distribution Account to the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, as applicable, the amounts deposited for the account of such Noteholders into the Distribution Account pursuant to this subsection 4.4(e).

Section 4.5 Investor Charge-Offs. On each Determination Date, the Servicer shall calculate the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for the related Distribution Date. If, on any Distribution Date, the sum of the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date exceeds the sum of the amount of Available Finance Charge Collections and the amount withdrawn from the Cash Collateral Account allocated with respect thereto pursuant to subsection 4.4(a)(v) and 4.11(c), respectively, with respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an "Investor Charge-Off").

Section 4.6 Reallocated Principal Collections. On each Transfer Date, the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Reallocated Principal Collections with respect to that Transfer Date, to fund any deficiency pursuant to and in the priority set forth in subsections 4.4(a)(i), (ii), (iii) and (iv)(B), after giving effect to any withdrawal from the Cash Collateral Account or the Spread Account to cover such payments. On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.

Section 4.7 Excess Finance Charge Collections. Series 2002-A shall be an Excess Allocation Series with respect to Group One only. For this purpose, each outstanding series of certificates issued by World Financial Network Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Series in Group One. Subject to Section 8.6 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series 2002-A in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess

Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2002-A for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 2002-A for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.4(a)(i) through (xi) on such Distribution Date over (b) the Available Finance Charge Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

Section 4.8 Shared Principal Collections. Subject to Section 4.4 of the Pooling and Servicing Agreement and Section 8.5 of the Indenture, Shared Principal Collections allocable to Series 2002-A on any Transfer Date will be equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2002-A for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date. For this purpose, each outstanding series of certificates issued by World Financial Network Master Trust (other than series represented by the Collateral Certificate) shall be deemed to be a Principal Sharing Series. The "Principal Shortfall" for Series 2002-A will be equal to (a) for any Transfer Date with respect to the Revolving Period or the Early Amortization Period, zero, and (b) for any Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections).

Section 4.9       Certain Series Accounts.

     (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, four segregated trust accounts with such Eligible Institution (the "Finance Charge Account", the "Principal Account", the "Principal Accumulation Account" and the "Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account and in all proceeds thereof. The Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2002-A Noteholders. If at any time the institution holding the Finance Charge Account, the

Principal Account, the Principal Accumulation Account and the Distribution Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Finance Charge Account, a new Principal Account, a new Principal Accumulation Account and a new Distribution Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Finance Charge Account, new Principal Account, new Principal Accumulation Account and new Distribution Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Accumulation Account, make deposits into the Principal Accumulation Account in the amounts specified in, and otherwise in accordance with, subsection 4.4(c)(i). Indenture Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account.

     (b) Funds on deposit in the Finance Charge Account, the Principal Account, the Principal Accumulation Account and the Distribution Account, from time to time shall be invested and reinvested at the direction of the Servicer by the Indenture Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

         The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York and/or Illinois. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

         On each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Accumulation Account to the Finance Charge Account the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in accordance with Section 4.4.

         Principal Accumulation Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Accumulation Account for purposes of this Indenture Supplement.

Section 4.10      Reserve Account.

     (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2002-A Noteholders, a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2002-A Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.4(a)(viii).

     (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

         The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

         On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

     (c) On or before each Transfer Date with respect to the Controlled Accumulation Period and on or before the first Transfer Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.4(a)(viii) with respect to such Transfer Date.

     (d) If for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Indenture Trustee (acting in accordance with the written instructions of the Servicer) and deposited into the Finance Charge Account for application as Available Finance Charge Collections for such Transfer Date.

     (e) If the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Indenture Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to such Reserve Account Surplus and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(e)(i) to the holders of the Transferor Interest.

     (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) the first Transfer Date relating to the Early Amortization Period and (iii) the Transfer Date immediately preceding the Class A/B Expected Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2002-A Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account all amounts, if any, on deposit in the Reserve Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount, and (ii) distribute any such amounts remaining after application pursuant to subsection 4.10(f)(i) to the holders of the Transferor Interest. The Reserve Account shall thereafter be deemed to have terminated for purposes of this Indenture Supplement. Funds on deposit in the Reserve Account at any time that the Controlled Accumulation Period is suspended pursuant to Section 4.15 shall remain on deposit until applied in accordance with subsection 4.10(d), (e) or (f).

Section 4.11      Cash Collateral Account.

     (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2002-A Noteholders, a segregated trust account (the "Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-A Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2002-A Noteholders. If at any time the institution holding the Cash Collateral Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Cash Collateral Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Cash Collateral Account.

     (b) On the Closing Date, Transferor shall deposit $15,000,000 in immediately available funds into the Cash Collateral Account. Funds on deposit in the Cash Collateral Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

         The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

         On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be retained in the Cash Collateral Account (to the extent that the Available Cash Collateral Account Amount is less than the Required Cash Collateral Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date. For purposes of determining the availability of funds or the balance in the Cash Collateral Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, interest and earnings on such funds shall be deemed not to be available or on deposit.

     (c) On each Determination Date, Servicer shall calculate the amount (the "Required Draw Amount") by which the sum of the amounts required to be distributed pursuant to Sections 4.4(a)(i) through (v) with respect to the related Transfer Date exceeds the amount of Available Finance Charge Collections with respect to the related Monthly Period. If the Required Draw Amount for any Transfer Date is greater than zero, Servicer shall give written notice to the Indenture Trustee of such positive Required Draw Amount on the related Determination Date. On the related Transfer Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount, shall be withdrawn from the Cash Collateral Account and distributed to fund any deficiency pursuant to Section 4.4(a)(i) through (v) (in the order of priority set forth in Section 4.4(a)).

     (d) If, after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to any Transfer Date, the amount on deposit in the Cash Collateral Account exceeds the Required Cash Collateral Amount, the Indenture Trustee acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Cash Collateral Account and (i) deposit such amounts in the Spread Account, to the extent that funds on deposit in the Spread Account are less than the Required Spread Account Amount and (ii) distribute such amounts remaining after application pursuant to subsection 4.11(d) to the Transferor.

Section 4.12      Spread Account.

     (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders and the Transferor, a segregated account (the "Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class C Noteholders and the Transferor. Except as otherwise provided in this Section 4.12, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders and the holder of the Transferor Interest. If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Servicer shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period as to which the Rating Agencies may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Transfer Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, subsection 4.12(f).

     (b) Funds on deposit in the Spread Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

         The Indenture Trustee shall hold such of the Eligible Investments as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Eligible Investments as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this subsection 4.12(b), the Indenture Trustee shall not hold Eligible Investments through an agent or a nominee.

         On each Transfer Date (but subject to subsection 4.12(c)), the Investment Earnings, if any, accrued since the preceding Transfer Date on funds on deposit in the Spread Account shall be retained in the Spread Account (to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsection 4.12(c)), all Investment Earnings shall be deemed not to be available or on deposit.

     (c) If, on any Transfer Date, the aggregate amount of Available Finance Charge Collections and the amount, if any, withdrawn from the Cash Collateral Account available for deposit into the Distribution Account pursuant to subsection 4.4(a)(iv) and 4.11(c), respectively, is less than the aggregate amount required to be deposited pursuant to subsection 4.4(a)(iv), the Indenture Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and deposit such amount in the Distribution Account to fund any deficiency pursuant to subsection 4.4(a)(iv).

     (d) On the earlier of Series 2002-A Final Maturity Date and the date on which the Class A Note Principal Balance and the Class B Note Principal Balance have been paid in full, after applying any funds on deposit in the Spread Account as described in Section 4.12(c), the Indenture Trustee at the written direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the Class C Note Principal Balance (after any payments to be made pursuant to subsection 4.4(c) on such date) and (ii) the Available Spread Account Amount and, if the Available Spread Account Amount is not sufficient to reduce the Class C Note Principal Balance to zero, Investment Earnings credited to the Spread Account up to the amount required to reduce the Class C Note Principal Balance to zero, and the Indenture Trustee upon the written direction of the Servicer or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with subsection 5.2(e).

     (e) On any day following the occurrence of an Event of Default with respect to Series 2002-A and acceleration of the maturity of the Series 2002-A Notes pursuant to Section 5.3 of the Indenture, Servicer shall withdraw from the Spread Account an amount equal to the Available Spread Account Amount and Indenture Trustee or Servicer shall deposit such amounts into the Distribution Account for distribution to the Class C Noteholders, the Class A Noteholders and the Class B Noteholders, in that order of priority, in accordance with Section 5.2, to fund any shortfalls in amounts owed to such Noteholders.

     (f) If on any Transfer Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Available Finance Charge Collections shall be deposited into the Spread Account pursuant to subsection 4.4(a)(ix) up to the amount of the Spread Account Deficiency.

     (g) If, after giving effect to all deposits to and withdrawals from the Spread Account with respect to any Transfer Date, the amount on deposit in the Spread Account exceeds the Required Spread Account Amount, the Indenture Trustee acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Spread Account and distribute such amount to the Transferor. On the date on which the Class C Note Principal Balance has been paid in full, after making any payments to the Noteholders required pursuant to subsections 4.12(c), (d) and (e), the Indenture Trustee, at the written direction of Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the holders of the Transferor Interest.

Section 4.13 Investment Instructions. Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.

Section 4.14 Controlled Accumulation Period. The Controlled Accumulation Period is scheduled to commence at the beginning of business on October 1, 2006; provided that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date on or after the September 2006 Determination Date is less than 12 months, upon written notice to the Indenture Trustee, Transferor and, each Rating Agency, Servicer, at its option, may elect to modify the date on which the Controlled Accumulation Period actually commences to the first Business Day of the month that is the number of whole months prior to the month in which the Class A/B Expected Principal Payment Date occurs at least equal to the Controlled Accumulation Period Length (so that, as a result of such election, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length); provided that (i) the length of the Controlled Accumulation Period will not be less than two months, (ii) such determination of the Controlled Accumulation Period Length shall be made on each Determination Date on and after the September 2006 Determination Date but prior to the commencement of the Controlled Accumulation Period, and any election to shorten the Controlled Accumulation Period shall be subject to the subsequent lengthening of the Controlled Accumulation Period to the Controlled Accumulation Period Length determined on any subsequent Determination Date, but the Controlled Accumulation Period shall in no event commence prior to the Controlled Accumulation Date, and (iii) notwithstanding any other provision of this Indenture Supplement to the contrary, no election to postpone the commencement of the Controlled Accumulation Period shall be made after an Early Amortization Event shall have occurred and be continuing with respect to any other Series. The "Controlled Accumulation Period Length" will mean a number of whole months such that the amount available for distribution of principal on the Class A Notes and the Class B Notes on the Class A/B Expected Payment Date is expected to equal or exceed the sum of the Class A Note Principal Balance and the Class B Note Principal Balance, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Early Amortization Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Any notice by Servicer electing to modify the commencement of the Controlled Accumulation Period pursuant to this Section 4.14 shall specify
(i) the Controlled Accumulation Period Length, (ii) the commencement date of the Controlled Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Controlled Accumulation Period. The Servicer shall calculate the Controlled Accumulation Period Length on each Determination Date prior to the September 2006 Determination Date as necessary to determine the Reserve Account Funding Date.

Section 4.15 Suspension of Controlled Accumulation Period. (a) The Servicer may elect to suspend the commencement of the Controlled Accumulation Period with prior notice to the Rating Agencies. The commencement of the Controlled Accumulation Period shall be suspended upon delivery by the Servicer to the Indenture Trustee of (i) an Officer's Certificate stating that the Servicer has elected to suspend the commencement of the Controlled Accumulation Period and that all conditions precedent to such suspension set forth in this Section 4.15 have been satisfied, (ii) a copy of an executed Qualified Maturity Agreement and (iii) an Opinion of Counsel addressed to the Indenture Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. The Issuer does hereby transfer, assign, set-over, and otherwise convey to the Indenture Trustee for the benefit of the Series 2002-A Noteholders, without recourse, all of its rights under any Qualified

Maturity Agreement obtained in accordance with this Section 4.15 and all proceeds thereof. Such property shall constitute part of the Trust Estate for all purposes of the Indenture. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Indenture Trustee or any Noteholder of any obligation of the Issuer or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

         The Indenture Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Indenture Trustee, for the benefit of the Series 2002-A Noteholders, of all of the rights previously held by the Issuer under any Qualified Maturity Agreement obtained by the Issuer and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Series 2002-A Noteholders.

     (b) The Issuer shall cause the provider of each Qualified Maturity Agreement to deposit into the Principal Accumulation Account on or before the Class A/B Expected Principal Payment Date an amount equal to the initial Note Principal Balance (excluding the Class C Note Initial Principal Balance) and a further deposit into the Principal Accumulation Account on the Class C Expected Principal Payment Date in an amount equal to the Class C Note Initial Principal Balance; provided, however, that the Issuer may instead elect to fund all or a portion of such deposits with the proceeds of the issuance of a new Series or with the Available Principal Collections with respect to such Transfer Date. The amounts so deposited shall be applied on the Class A/B Expected Principal Payment Date and the Class C Expected Principal Payment Date, respectively, pursuant to subsection 4.4(c) as if the commencement of the Controlled Accumulation Period had not been suspended.

     (c) Each Qualified Maturity Agreement shall terminate at the close of business on the Class C Expected Principal Payment Date; provided, however, that the Issuer may terminate a Qualified Maturity Agreement prior to such Distribution Date, with notice to each Rating Agency, if (i) the Available Reserve Account Amount equals the Required Reserve Account Amount and (ii) one of the following events occurs: (A) the Issuer obtains a substitute Qualified Maturity Agreement, (B) the provider of the Qualified Maturity Agreement ceases to qualify as an Eligible Institution and the Issuer is unable to obtain a substitute Qualified Maturity Agreement or (C) an Early Amortization Event occurs. In addition, the Issuer may terminate a Qualified Maturity Agreement prior to the later of (i) the date on which the Controlled Accumulation Period was scheduled to begin, before giving effect to the suspension of the Controlled Accumulation Period, and (ii) the date to which the commencement of the Controlled Accumulation Period may be postponed pursuant to Section 4.14 (as determined on the Determination Date preceding the date of such termination), in which case the commencement of the Controlled Accumulation Period shall be determined as if the Issuer had not elected to suspend such commencement; provided, however, that the available Reserve Account Amount equals the Required Reserve Account Amount. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as an Eligible Institution, the Issuer shall use its best efforts to obtain a substitute Qualified Maturity Agreement.

     (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the Class C Expected Principal Payment Date and the commencement of the Early Amortization Period and the Issuer does not obtain a substitute Qualified Maturity Agreement, the Controlled Accumulation Period shall commence on the latest of (i) the beginning of business on October 1, 2006, (ii) at the election of the Issuer, the date to which the commencement of the Controlled Accumulation Period may be postponed pursuant to Section 4.l4 (as determined on the date of such termination) and (iii) the first day of the Monthly Period following the date of such termination.

Section 4.16      Determination of LIBOR.

     (a) On each LIBOR Determination Date in respect of a Distribution Period, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that Distribution Period Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that Distribution Period shall be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that Distribution Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

     (b) The Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate applicable to the then current and the immediately preceding Distribution Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (312) 827-8500 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2002-A Noteholder from time to time.

     (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer by facsimile transmission, notification of LIBOR for the following Distribution Period.

Section 4.17 Swaps. (a) On or prior to the Closing Date, the Issuer shall enter into a Class A Swap with the Class A Counterparty, a Class B Swap with the Class B Counterparty and a Class C Swap with the Class C Counterparty for the benefit of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders, respectively. The aggregate notional amount under the Class A Swap shall, at any time, be equal to the Class A Note Principal Balance at such time. The aggregate notional amount under the Class B Swap shall, at any time, be equal to the Class B Note

Principal Balance at such time. The aggregate notional amount under the Class C Swap shall, at any time, be equal to the Class C Note Principal Balance. Net Swap Receipts payable by the Class A Counterparty, the Class B Counterparty or the Class C Counterparty shall be deposited by the Indenture Trustee in the Collection Account on the day received and treated as Available Finance Charge Collections. On any Distribution Date when there shall be a Class A Net Swap Payment, such Class A Net Swap Payment shall be paid as provided in subsection 4.4(a)(i). On any Distribution Date when there shall be a Class B Net Swap Payment, such Class B Net Swap Payment shall be paid as provided in subsection 4.4(a)(ii). On any Distribution Date when there shall be a Class C Net Swap Payment, such Class C Net Swap Payment shall be paid as provided in subsection 4.4(a)(iv). On any Distribution Date when there shall be early termination payments or any other miscellaneous payments payable by the Issuer to the Counterparties, such amounts shall be paid as provided in subsection 4.4(a)(x).

     (b) The Servicer may, upon satisfaction of the Rating Agency
Condition, and, when required under the terms of the existing Class A Swap, Class B Swap or Class C Swap, shall obtain a replacement Class A Swap, Class B Swap or Class C Swap, as applicable.

                                 ARTICLE V.

              Delivery of Series 2002-A Notes; Distributions;
                   Reports to Series 2002-A Noteholders

Section 5.1 Delivery and Payment for the Series 2002-A Notes.

         The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2002-A Notes in accordance with Section 2.3 of the Indenture. The Indenture Trustee shall deliver the Series 2002-A Notes to or upon the written order of the Trust when so authenticated.

Section 5.2       Distributions.

     (a) On each Distribution Date, the Indenture Trustee shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder's pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.

     (b) On each Distribution Date, the Indenture Trustee shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class B Noteholder's pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.

     (c) On each Distribution Date, the Indenture Trustee shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class C Noteholder's pro rata share of the amounts on deposit in the Distribution Account (including amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.12)) that are allocated and available on such Distribution Date and as are payable to the Class C Noteholders pursuant to this Indenture Supplement.

     (d) The distributions to be made pursuant to this Section 5.2 are subject to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and Servicing Agreement, Section 11.2 of the Indenture and Section 7.1 of this Indenture Supplement.

     (e) Except as provided in Section 11.2 of the Indenture with respect to a final distribution, distributions to Series 2002-A Noteholders hereunder shall be made by (i) check mailed to each Series 2002-A Noteholder (at such Noteholder's address as it appears in the Note Register), except that for any Series 2002-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made by wire transfer of immediately available funds and (ii) without presentation or surrender of any Series 2002-A Note or the making of any notation thereon.

Section 5.3       Reports and Statements to Series 2002-A Noteholders.

     (a) On each Distribution Date, the Indenture Trustee shall forward to each Series 2002-A Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer.

     (b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency (i) a statement substantially in the form of Exhibit B prepared by the Servicer and (ii) a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that the Servicer may amend the form of Exhibit B from time to time, with the prior written consent of the Indenture Trustee.

     (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2002-A Noteholder by a request in writing to the Servicer.

     (d) On or before January 31 of each calendar year, beginning with January 31, 2003, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2002-A Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2002-A Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2002-A Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in effect.

                                ARTICLE VI.

                  Series 2002-A Early Amortization Events

Section 6.1 Series 2002-A Early Amortization Events. If any one of the following events shall occur with respect to the Series 2002-A Notes:

     (a) failure on the part of Transferor or the "Transferor" under the Pooling and Servicing Agreement (i) to make any payment or deposit required to be made by it by the terms of the Pooling and Servicing Agreement, the Collateral Series Supplement, the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five
(5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other of its covenants or agreements set forth in the Transfer and Servicing Agreement, the Pooling and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2002-A Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2002-A Notes;

     (b) any representation or warranty made by Transferor or the "Transferor" under the Pooling and Servicing Agreement, in the Transfer and Servicing Agreement or the Pooling and Servicing Agreement or any information contained in a computer file or microfiche list required to be delivered by it pursuant to Section 2.1 or subsection 2.6(c) of the Transfer and Servicing Agreement or Section 2.1 or subsection 2.6(c) of the Pooling and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2002-A Notes and as a result of which the interests of the Series 2002-A Noteholders are materially and adversely affected for such period; provided, however, that a Series 2002-A Early Amortization Event pursuant to this subsection 6.1(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement or the Pooling and Servicing Agreement;

     (c) a failure by Transferor or the "Transferor" under the Pooling and Servicing Agreement to convey Receivables in Additional Accounts or Participations to the Receivables Trust within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to subsection 2.6(b) of the Transfer and Servicing Agreement or subsection 2.8(b) of the Pooling and Servicing Agreement, respectively, provided that such failure shall not give rise to an Early Amortization Event if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the invested amount of any Variable Interest to occur, so that, after giving effect to that reduction (i) the Transferor Amount is not less than the Minimum Transferor Amount (including the Additional Minimum Transferor Amount, if any) and (ii) the sum of the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance;

     (d) any Servicer Default or any "Servicer Default" under the Pooling and Servicing Agreement shall occur;

     (e) the Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over such period;

     (f) the Class A Note Principal Balance or the Class B Note Principal Balance shall not be paid in full on the Class A/B Expected Principal Payment Date or the Class C Note Principal Balance shall not be paid in full on the Class C Expected Principal Payment Date, respectively;

     (g) the Class A Counterparty, the Class B Counterparty or the Class C Counterparty shall fail to pay any net amount payable by such Counterparty under the Class A Swap, Class B Swap or the Class C Swap, as applicable, as a result of LIBOR being greater than the Class A Swap Rate, Class B Swap Rate or the Class C Swap Rate, as applicable, and such failure is not cured within five Business Days;

     (h) the Class A Swap shall terminate prior to the earlier of the payment in full of the Class A Notes and the Series Termination Date and the Issuer shall fail to enter into a replacement Class A Swap in accordance with subsection 4.17(b); the Class B Swap shall terminate prior to the earlier of the payment in full of the Class B Notes and the Series Termination Date and the Issuer shall fail to enter into a replacement Class B Swap in accordance with subection 4.17(b); or the Class C Swap shall terminate prior to the earlier of the payment in full of the Class C Notes and the Series Termination Date and the Issuer shall fail to enter into a replacement Class C Swap in accordance with subsection 4.17(b);

     (i) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2002-A and acceleration of the maturity of the Series 2002-A Notes pursuant to Section 5.3 of the Indenture; or

     (j) the occurrence of an Early Amortization Event as defined in the Pooling and Servicing Agreement and specified in Section 9.1 of that Agreement;

then, in the case of any event described in subsection (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the holders of Series 2002-A Notes evidencing more than 50% of the aggregate unpaid principal amount of Series 2002-A Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2002-A Noteholders) may declare that a "Series Early Amortization Event" with respect to Series 2002-A (a "Series 2002-A Early Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in subsection (c), (e), (f), (g), (h), (i) or (j) a Series 2002-A Early Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2002-A Noteholders immediately upon the occurrence of such event.

                               ARTICLE VII.

 Redemption of Series 2002-A Notes; Final Distributions; Series Termination

Section 7.1       Optional Redemption of Series 2002-A Notes; Final
Distributions.

     (a) On any day occurring on or after the date on which the outstanding principal balance of the Series 2002-A Notes is reduced to 5% or less of the initial outstanding principal balance of Series 2002-A Notes, the Servicer shall have the option to redeem the Series 2002-A Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

     (b) Servicer shall give the Indenture Trustee at least thirty (30) days prior written notice of the date on which Servicer intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day Servicer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Accumulation Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2002-A shall be reduced to zero and the Series 2002-A Noteholders shall have no further security interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection 7.1(d).

     (c) (i) The amount to be paid by the Transferor with respect to Series 2002-A in connection with a reassignment of Receivables to the Transferor pursuant to Section 2.4(e) of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

          (ii) The amount to be paid by the Transferor with respect to Series 2002-A in connection with a repurchase of the Notes pursuant to Section 7.1 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

     (d) With respect to (a) the Reassignment Amount deposited into the Distribution Account pursuant to Section 7.1 or (b) the proceeds of any sale of Receivables pursuant to Section 5.5(a)(iii) of the Indenture with respect to Series 2002-A, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Deficiency Amount for such Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Class A Noteholders, (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Deficiency Amount for such Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Class B Noteholders, (iii) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Deficiency Amount for such Distribution Date and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date will be distributed to the Class C Noteholders and (iv) on a pari passu basis, (A) any amounts owed to the Counterparty under the Class A Swap will be paid to the Class A Counterparty and (B) any amounts owed to the Class B Counterparty under the Class B Swap will be paid to the Class B Counterparty and (v) any excess shall be released to the Issuer.

Section 7.2       Series Termination.

         On the Series 2002-A Final Maturity Date, the unpaid principal amount of the Series 2002-A Notes shall be due and payable, and the right of the Series 2002-A Noteholders to receive payments from the Issuer will be limited solely to the right to receive payments pursuant to Section 5.5 of the Indenture.

                               ARTICLE VIII.

                          Miscellaneous Provisions

Section 8.1 Ratification of Indenture; Amendments. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument. This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture and with the written consent of the Class A Counterparty, the Class B Counterparty and the Class C Counterparty prior to the date on which such Supplemental Indenture takes effect if any provision of such Supplemental Indenture materially and adversely affects the timing, amount or priority of distributions to be made to the Class A Counterparty, the Class B Counterparty and the Class C Counterparty, respectively. For purposes of the application of Section 10.2 to any amendment of this Indenture Supplement, the Series 2002-A Noteholders shall be the only Noteholders whose vote shall be required.

Section 8.2 Form of Delivery of the Series 2002-A Notes. The Class A Notes, the Class B Notes and the Class C Notes shall be Book-Entry Notes and shall be delivered as Registered Notes as provided in Sections 2.1 and 2.13 of the Indenture.

Section 8.3 Counterparts. This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 8.4 GOVERNING LAW. THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.5 Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by Chase Manhattan Bank USA, National Association, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall Chase Manhattan Bank USA, National Association in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 8.6 Rights of the Indenture Trustee. The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

Section 8.7 Additional Provisions. The Additional Minimum Transferor Amount is hereby specified as an additional amount to be considered part of the Minimum Transferor Amount pursuant to clause (b) of the definition of Minimum Transferor Amount.

Section 8.8 Additional Requirements for Registration of and Limitations on Transfer and Exchange of Notes. All transfers will be subject to the transfer restrictions set forth on the Notes.



                          [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                 WORLD FINANCIAL NETWORK CREDIT
                                 CARD MASTER NOTE TRUST,  as Issuer


                                 By: Chase Manhattan Bank USA, National
                                 Association, not in its individual
                                 capacity, but solely as Owner Trustee


                                 By:  /s/ John J. Cashin
                                     ------------------------------------
                                     Name:  John J. Cashin
                                     Title: Vice President


                                 BNY MIDWEST TRUST COMPANY, as
                                 Indenture Trustee


                                 By:  /s/ Eric Lindahl
                                     ------------------------------------
                                     Name:   Eric Lindahl
                                     Title:  Vice President


Acknowledged and Accepted:

WORLD FINANCIAL NETWORK NATIONAL BANK,
  as Servicer

By:  /s/ Robert Armiak
    ----------------------------------
    Name:  Robert Armiak
    Title: Senior Vice President and Treasurer


WFN CREDIT COMPANY, LLC
  as Transferor

By:  /s/ Robert Armiak
    ----------------------------------
    Name:  Robert Armiak
    Title: Senior Vice President and Treasurer

                                                                   EXHIBIT A-1



       FORM OF CLASS A SERIES 2002-A FLOATING RATE ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK ("WFNMT"), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

         THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

         THE HOLDER OF THIS CLASS A NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS A NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).


                            Exhibit A-1 (Page 1)

REGISTERED                                                        $468,000,000
No. R-1                                                    CUSIP NO. 981464AK6

                    WORLD FINANCIAL NETWORK CREDIT CARD
                      MASTER NOTE TRUST SERIES 2002-A

           CLASS A SERIES 2002-A FLOATING RATE ASSET BACKED NOTE

         World Financial Network Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of FOUR HUNDRED SIXTY-EIGHT MILLION DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the August 2011 Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.




                            Exhibit A-1 (Page 2)

IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                   WORLD FINANCIAL NETWORK CREDIT CARD
                                   MASTER NOTE TRUST,
                                   as Issuer
                                   By: Chase Manhattan Bank USA, National
                                   Association, not in its individual
                                   capacity but solely as Owner Trustee under
                                   the Trust Agreement




                                   By:
                                      --------------------------------------
                                   Name:
                                   Title:


Dated:  November 7, 2002



















                            Exhibit A-1 (Page 3)

             INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes described in the within-mentioned
Indenture.

                                        BNY MIDWEST TRUST COMPANY, as
                                        Indenture Trustee



                                        By:__________________________________
                                                  Authorized Signatory
                                        Dated: ______________________________

























                            Exhibit A-1 (Page 4)

                    WORLD FINANCIAL NETWORK CREDIT CARD
                      MASTER NOTE TRUST SERIES 2002-A

           CLASS A SERIES 2002-A FLOATING RATE ASSET BACKED NOTE

                      Summary of Terms and Conditions

         This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2002-A (the "SERIES 2002-A NOTES"), issued under a Master Indenture dated as of August 1, 2001 (the "MASTER INDENTURE"), between the Issuer and BNY Midwest Trust Company, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of November 7, 2002 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class B Notes and the Class C Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         THIS CLASS A NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, WORLD FINANCIAL NETWORK NATIONAL BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                            Exhibit A-1 (Page 5)

                                 ASSIGNMENT

Social Security or other identifying number of assignee ______________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:_____________________            ____________________________________/**
                                       Signature Guaranteed:



















-----------------
/** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                            Exhibit A-1 (Page 6)

                                                                  EXHIBIT A-2



       FORM OF CLASS B SERIES 2002-A FLOATING RATE ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK ("WFNMT"), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

         THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

         THE HOLDER OF THIS CLASS B NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS B NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).




                            Exhibit A-2 (Page 1)

REGISTERED                                                        $51,000,000
No. R-1                                                   CUSIP NO. 981464AL4

                    WORLD FINANCIAL NETWORK CREDIT CARD
                      MASTER NOTE TRUST SERIES 2002-A

           CLASS B SERIES 2002-A FLOATING RATE ASSET BACKED NOTE

         World Financial Network Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of FIFTY-ONE MILLION DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the August 2011 Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.




                            Exhibit A-2 (Page 2)

IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.

                                   WORLD FINANCIAL NETWORK CREDIT CARD
                                   MASTER NOTE TRUST,
                                   as Issuer
                                   By: Chase Manhattan Bank USA, National
                                   Association, not in its individual
                                   capacity but solely as Owner Trustee under
                                   the Trust Agreement




                                   By:
                                      --------------------------------------
                                   Name:
                                   Title:


Dated:  November 7, 2002





















                           Exhibit A-2 (Page 3)

             INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B Notes described in the within-mentioned
Indenture.


                                        BNY MIDWEST TRUST COMPANY, as
                                        Indenture Trustee



                                        By:__________________________________
                                                  Authorized Signatory
                                        Dated: ______________________________






















                           Exhibit A-2 (Page 4)

                    WORLD FINANCIAL NETWORK CREDIT CARD
                      MASTER NOTE TRUST SERIES 2002-A

           CLASS B SERIES 2002-A FLOATING RATE ASSET BACKED NOTE

                      Summary of Terms and Conditions

         This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2002-A (the "SERIES 2002-A NOTES"), issued under a Master Indenture dated as of August 1, 2001 (the "MASTER INDENTURE"), between the Issuer and BNY Midwest Trust Company, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of November 7, 2002 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes and the Class C Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         THIS CLASS B NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, WORLD FINANCIAL NETWORK NATIONAL BANK, WFN CREDIT COMPANY, LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.




                           Exhibit A-2 (Page 5)

                                 ASSIGNMENT

Social Security or other identifying number of assignee ______________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:______________, _______          ____________________________________/**
                                       Signature Guaranteed:


















------------------
/** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.




                           Exhibit A-2 (Page 6)

                                                                   EXHIBIT A-3



       FORM OF CLASS C SERIES 2002-A FLOATING RATE ASSET BACKED NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, A COMMON LAW TRUST ORGANIZED UNDER THE LAWS OF NEW YORK ("WFNMT"), THE TRANSFEROR OR THE ISSUER, OR SOLICIT OR JOIN OR COOPERATE WITH OR ENCOURAGE OR ENCOURAGE ANY INSTITUTION IN INSTITUTING AGAINST WFNMT, THE TRANSFEROR OR THE ISSUER, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATION RELATING TO THE NOTES, THE INDENTURE OR ANY OF THE TRANSACTION DOCUMENTS.

         THE HOLDER OF THIS CLASS C NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS C NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

         THE HOLDER OF THIS CLASS C NOTE SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT ACQUIRING THE NOTE WITH THE PLAN ASSETS OF AN "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), WHICH IS SUBJECT TO TITLE I OF ERISA, A "PLAN" AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF INVESTMENT BY AN EMPLOYEE BENEFIT PLAN OR PLAN IN SUCH ENTITY, OR A GOVERNMENTAL PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (EACH SUCH ENTITY A "BENEFIT PLAN"); OR (II) THE ACQUISITION AND HOLDING OF THE CLASS C NOTE WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER
SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW).




                           Exhibit A-3 (Page 1)

REGISTERED                                                         $81,000,000
No. R- 1                                                   CUSIP NO. 981464AM2

                    WORLD FINANCIAL NETWORK CREDIT CARD
                      MASTER NOTE TRUST SERIES 2002-A

           CLASS C SERIES 2002-A FLOATING RATE ASSET BACKED NOTE

         World Financial Network Credit Card Master Note Trust (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by an Amended and Restated Trust Agreement dated as of August 1, 2001, for value received, hereby promises to pay to Cede & Co., or registered assigns, subject to the following provisions, the principal sum of EIGHTY-ONE MILLION DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the August 2011 Distribution Date, except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class C Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Principal of this Note shall be paid in the manner specified in the Indenture Supplement referred to on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

         THIS CLASS C NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A AND CLASS B NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.









                           Exhibit A-3 (Page 2)

IN WITNESS WHEREOF, the Issuer has caused this Class C Note to be duly executed.

                                   WORLD FINANCIAL NETWORK CREDIT CARD
                                   MASTER NOTE TRUST,
                                   as Issuer

                                   By: Chase Manhattan Bank USA, National
                                   Association, not in its individual
                                   capacity but solely as Owner Trustee under
                                   the Trust Agreement




                                   By:
                                      --------------------------------------
                                   Name:
                                   Title:


Dated:  November 7, 2002















                           Exhibit A-3 (Page 3)

             INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class C Notes described in the within-mentioned
Indenture.


                                        BNY MIDWEST TRUST COMPANY, as
                                        Indenture Trustee



                                        By:__________________________________
                                                  Authorized Signatory
                                        Dated: ______________________________























                           Exhibit A-3 (Page 4)

                    WORLD FINANCIAL NETWORK CREDIT CARD
                      MASTER NOTE TRUST SERIES 2002-A

           CLASS C SERIES 2002-A FLOATING RATE ASSET BACKED NOTE

                      Summary of Terms and Conditions

         This Class C Note is one of a duly authorized issue of Notes of the Issuer, designated as World Financial Network Credit Card Master Note Trust, Series 2002-A (the "SERIES 2002-A NOTES"), issued under a Master Indenture dated as of August 1, 2001 (the "MASTER INDENTURE"), between the Issuer and BNY Midwest Trust Company, as indenture trustee (the "INDENTURE TRUSTEE"), as supplemented by the Indenture Supplement dated as of November 7, 2002 (the "INDENTURE SUPPLEMENT"), and representing the right to receive certain payments from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

         The Class A Notes and the Class B Notes will also be issued under the Indenture.

         The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Issuer allocated to the payment of this Note for payment hereunder and that neither the Owner Trustee nor the Indenture Trustee is liable to the Noteholders for any amount payable under the Notes or the Indenture or, except in the case of the Indenture Trustee as expressly provided in the Indenture, subject to any liability under the Indenture.

         This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

         THIS CLASS C NOTE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE ISSUER, WORLD FINANCIAL NETWORK NATIONAL BANK, WFN CREDIT COMPANY LLC, OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class C Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

         THIS CLASS C NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.




                           Exhibit A-3 (Page 5)

                                 ASSIGNMENT


Social Security or other identifying number of assignee ______________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________ (name and address of assignee) the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________ attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:______________, _______          ____________________________________/**
                                       Signature Guaranteed:





















-------------------
/** The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



                           Exhibit A-3 (Page 6)

                                 EXHIBIT B

                  FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                     NOTIFICATION TO INDENTURE TRUSTEE

           WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST
                               SERIES 2002-A

         The undersigned, a duly authorized representative of World Financial Network National Bank ("WFN"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of August 1, 2001 (the "Transfer and Servicing Agreement") between WFN, as Servicer, WFN Credit Company, LLC, as transferor (the "Transferor") and World Financial Network Credit Card Master Note Trust, as issuer (the "Issuer"), does hereby certify as follows:

          A. Capitalized terms used in this Certificate have their respective meanings set forth in the Master Indenture dated as of August 1, 2001 (the "Indenture") between the Issuer and BNY Midwest Trust Company, as indenture trustee (the "Indenture Trustee") as supplemented by the 2002-A Indenture Supplement dated as of November 7, 2002 between the Issuer and Indenture Trustee (as amended and supplemented, the "Indenture Supplement").

          B. WFN is the Servicer.

          C. The undersigned is an Authorized Officer of the Servicer.

I.    INSTRUCTION TO MAKE A WITHDRAWAL

          Pursuant to Section 4.4, the Servicer does hereby instruct the Indenture Trustee (i) to make a withdrawal from the Distribution Account (or other Series Account as specified below) on ____________, 200_, which date is a Distribution Date under the Indenture Supplement, in an aggregate amount (equal to the Available Finance Charge Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.4(a):


         A. Pursuant to Subsection 4.4(a)(i):

            Class A Monthly Interest for the
            preceding Interest Period................................$_________

            Monthly Interest previously due but not
            distributed to Class A Noteholders.......................$_________

            Additional Interest previously due but not
            distributed to Class A Noteholders.......................$_________

            Class A Net Swap Payment.................................$_________

                           Exhibit B-1 (Page 1)

         B. Pursuant to Subsection 4.4(a)(ii):

            Class B Monthly Interest for the
            preceding Interest Period................................$_________

            Monthly Interest previously due but not
            distributed to Class B Noteholders.......................$_________

            Additional Interest previously due but not
            distributed to Class B Noteholders.......................$_________

            Class B Net Swap Payment.................................$_________

         C. Pursuant to Subsection 4.4(a)(iii):

            Noteholder Servicing Fee for such Distribution Date,
            plus the amount of any Noteholder Servicing Fee
            previously due but not distributed to the Servicer
            on a prior Distribution Date.............................$_________

         D. Pursuant to Subsection 4.4(a)(iv):

            Class C Monthly Interest for the
            preceding Interest Period................................$_________

            Monthly Interest previously due but not
            distributed to Class C Noteholders.......................$_________

            Additional Interest previously due but not
            distributed to Class C Noteholders.......................$_________

            Class C Net Swap Payment.................................$_________

         E. Pursuant to Subsection 4.4(a)(v) from the Principal
            Account:

            Investor Default Amount to be treated as Available
            Principal Collections....................................$_________

            Investor Uncovered Dilution Amount for such
            Distribution Date to be treated as Available
            Principal Collections....................................$_________

         F. Pursuant to Subsection 4.4(a)(vi):

            Investor Charge Offs and the amount of Reallocated
            Principal Collections not previously reimbursed to be
            treated as Available Principal Collections...............$_________


                           Exhibit B-1 (Page 2)

         G. Pursuant to Subsection 4.4(a)(vii):

            Amount to be deposited into the Cash Collateral
            Account..................................................$_________

         H. Pursuant to Subsection 4.4(a)(viii):

            Amount to be deposited into the Reserve Account..........$_________

         I. Pursuant to Subsection 4.4(a)(ix):

            Amount to be deposited in the Spread Account.............$_________

         J. Pursuant to Subsection 4.4(a)(x):

            Early termination payments or other additional payments
            owed to be paid to the Class A Counterparty .............$_________

            Early termination payments or other additional payments
            owed to be paid to the Class B Counterparty .............$_________

            Early termination payments or other additional payments
            owed to be paid to the Class C Counterparty .............$_________

         K. Pursuant to Subsection 4.4(a)(xi):

            Additional amounts designated by the Servicer to be
            paid from Available Finance Charge Collections ..........$_________

         L. Pursuant to Subsection 4.4(a)(xii):

            The balance will constitute Excess Finance Charge
            Collections for such Distribution Date...................$_________


            Pursuant to Section 4.4(b) and (c), the Servicer does hereby instruct the Indenture Trustee (i) to make a withdrawal from the Distribution Account (or other Series Account specified below) on
____________, 200_, which date is a Distribution Date under the Indenture Supplement, in an aggregate


                           Exhibit B-1 (Page 3)
amount (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.4(b) and (c):


         A. Pursuant to Subsection 4.4(b):

            During the Revolving Period, amount equal to the
            Available Principal Collections to be treated as Shared
            Principal Collections and applied in accordance with
            Section 8.5 of the
            Indenture................................................$_________


         B. Pursuant to Subsection 4.4(c)(i):

            During the Controlled Accumulation Period, Monthly
            Principal for such Distribution Date to be deposited
            into the Principal Accumulation Account..................$_________


         C. Pursuant to Subsection 4.4(c)(ii):

            During the Early Amortization Period, Monthly Principal
            for such Distribution Date for payment to the Class A
            Noteholders on such Distribution Date until the Class A
            Note Principal Balance has been paid in full.............$_________


         D. Pursuant to Subsection 4.4(c)(iii):

            During the Early Amortization Period, after giving
            effect to Clause (C) above, if any remaining Monthly
            Principal, to the Class B Noteholders on such
            Distribution Date until the Class B Note Principal
            Balance has been paid in full............................$_________


         E. Pursuant to Subsection 4.4(c)(iv):

            During the Early Amortization Period, after giving
            effect to Clause (D) above, if any remaining Monthly
            Principal, to the Class C Noteholders, on such
            Distribution Date until the Class C Note Principal
            Balance has been paid in full............................$_________


         F. Pursuant to Subsection 4.4(c)(v):

            Amount, if any, remaining after giving effect to Clauses
            (B) through (E) above, to be treated as Shared
            Principal Collections....................................$_________


                           Exhibit B-1 (Page 4)

            Pursuant to Section 4.6, the Servicer does hereby instruct the Indenture Trustee (i) to make a withdrawal from the Distribution Account on ____________, 200_, which date is a Distribution Date under the Indenture Supplement, in an aggregate amount (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.6:


            Reallocated Principal Collections to fund any deficiency
            pursuant to and in the priority set forth subsections
            4.4(a)(i), (ii), (iii) and (iv)(B) of the
            Indenture Supplement.....................................$_________


            Pursuant to Section 4.9, the Servicer does hereby instruct the Indenture Trustee to transfer from the Principal Accumulation Account to the Collection Account, the Principal Accumulation Investment Proceeds on deposit in the Principal Accumulation Account for application as Available Finance Charge Collections in the following amount.

......................................................................$_________

            Pursuant to Section 4.10, the Servicer does hereby instruct the Indenture Trustee to withdraw from the Reserve Account an amount equal to any Reserve Account Surplus to be deposited into the Spread Account in accordance with Section 4.10(e), in the following amount.

......................................................................$_________

            Pursuant to Section 4.12, the Servicer does hereby instruct the Indenture Trustee to withdraw from the Spread Account an amount equal to a deficiency in Class C Monthly Interest and Class C Net Swap Payments up to the Available Spread Account Amount, in the following amount.

......................................................................$_________

II.   INSTRUCTIONS TO MAKE CERTAIN PAYMENTS

            Pursuant to Section 5.2, the Servicer does hereby instruct the Indenture Trustee or the Paying Agent as the case may be, to pay in accordance with Section 5.2 from the Collection Account or the Principal Accumulation Account, as applicable, on _______________, which date is a Distribution Date under the Indenture Supplement, the following amounts:


         A. Pursuant to Subsection 5.2(a):

        (1) Class A Noteholder's pro rata share of the amounts on
            deposit in the Distribution Account that are allocated
            and available on such Distribution Date to pay interest
            on the Class A Notes pursuant to the Indenture
            Supplement...............................................$_________



                           Exhibit B-1 (Page 5)

        (2) Class A Noteholder's pro rata share of the amounts on
            deposit in the Distribution Account that are allocated
            and available on such Distribution Date to pay principal
            of the Class A Notes pursuant to the
            Indenture Supplement.....................................$_________


         B. Pursuant to Subsection 5.2(b):

        (1) Class B Noteholder's pro rata share of the amounts on
            deposit in the Distribution Account that are allocated
            and available on such Distribution Date to pay interest
            on the Class B Notes pursuant to the Indenture
            Supplement...............................................$_________



        (2) Class B Noteholder's pro rata share of the amounts on
            deposit in the Distribution Account that are allocated
            and available on such Distribution Date to pay
            principal of the Class B Notes pursuant to the
            Indenture Supplement.....................................$_________



         C. Pursuant to Subsection 5.2(c):

        (1) Class C Noteholder's pro rata share of the amounts on
            deposit in the Distribution Account that are allocated
            and available on such Distribution Date to pay interest
            of the Class C Notes pursuant to the Indenture
            Supplement, including amounts withdrawn from the Spread
            Account..................................................$_________



        (2) Class C Noteholder's pro rata share of the amounts on
            deposit in the Distribution Account that are allocated
            and available on such Distribution Date to pay
            principal on the Class C Notes pursuant to the
            Indenture Supplement.....................................$_________







                           Exhibit B-1 (Page 6)

         IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ___________ day of ________________, 200_.

                                   WORLD FINANCIAL NETWORK NATIONAL
                                   BANK, as Servicer





                                   By:
                                      --------------------------------
                                      Name:
                                      Title:


























                           Exhibit B-1 (Page 7)

                                 EXHIBIT C

                   FORM OF MONTHLY NOTEHOLDERS' STATEMENT

           WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST
                               SERIES 2002-A

                  Pursuant to the Master Indenture, dated as of August 1, 2001, (as amended and supplemented, the "Indenture") between World Financial Network Credit Card Master Note Trust (the "Issuer") and BNY Midwest Trust Company, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2002-A Indenture Supplement (the "Indenture Supplement"), dated as of November 7, 2002, between the Issuer and the Indenture Trustee, World Financial Network National Bank, as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of August 1, 2002 (the "Transfer and Servicing Agreement") between the Servicer, WFN Credit Company, as LLC, as Transferor and the Issuer is required to prepare certain information each month regarding current distributions to the Series 2002-A Noteholders and the performance of the Trust during the previous month. The information required to be prepared with respect to the Distribution Date of _________________, and with respect to the performance of the Trust during the month of ________ is set forth below. Capitalized terms used herein are defined in the Indenture and the Indenture Supplement.

A.      Information regarding distributions in respect of the Notes


        1.  The total amount of the distribution
            in respect of Class A Notes...............................$_________


        2.  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A
            Notes....................................................$_________


        3.  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A
            Notes....................................................$_________


        4.  The total amount of the distribution in respect of
            Class B Notes............................................$_________


        5.  The amount of the distribution set forth in paragraph 4 above in respect of principal of the
            Class B Notes............................................$_________


        6.  The amount of the distribution set forth in paragraph 4 above in respect of interest on the Class B Notes........$_________


        7.  The total amount of the distribution in respect of
            Class C Notes............................................$_________


                    Exhibit C-1 (Page 1)

        8.  The amount of the distribution set forth in paragraph 7 above in respect of principal of the Class C Notes.......$_________


        9.  The amount of the distribution set forth in paragraph 7 above in respect of interest on the Class C Notes........$_________



         RECEIVABLES -

         Beginning of the Month Principal Receivables:               $_________


         Beginning of the Month Finance Charge Receivables:          $_________


         Beginning of the Month Discount Option Receivables:         $_________


         Beginning of the Month Total Receivables:                   $_________



         Removed Principal Receivables:                              $_________


         Removed Finance Charge Receivables:                         $_________


         Removed Total Receivables:                                  $_________



         Additional Principal Receivables:                           $_________


         Additional Finance Charge Receivables:                      $_________


         Additional Total Receivables:                               $_________



         Discount Option Receivables Generated this Period:          $_________


         Net Recoveries for month of __________ 200_                 $_________


         End of the Month Principal Receivables:                     $_________


         End of the Month Finance Charge Receivables:                $_________


         End of the Month Discount Option Receivables:               $_________



                           Exhibit C-1 (Page 2)

         End of the Month Total Receivables:                        $__________


         Excess Funding Account Balance:                            $__________


         Aggregate Principal Balance:                               $__________


         Minimum Aggregate Principal Balance:                       $__________


         End of the Month Transferor Amount:                        $__________


         Minimum Transferor Amount:                                 $__________



         DELINQUENCIES AND LOSSES -

         End of the Month Delinquencies:                            RECEIVABLES
                                                                    -----------

                  30-59 Days Delinquent                             $__________

                  60-89 Days Delinquent                             $__________

                  90+ Days Delinquent                               $__________


                  Total 30+ Days Delinquent                         $__________


         Defaulted Receivables During the Month                     $__________



         NOTE PRINCIPAL BALANCES -

                  Class A Note Principal Balance                    $__________


                  Class B Note Principal Balance                    $__________


                  Class C Note Principal Balance                    $__________



         SERIES 2002-A

                  ALLOCATION PERCENTAGE                             __________%


                  AVAILABLE FINANCE CHARGE COLLECTIONS              $__________



                           Exhibit C-1 (Page 3)

                  INVESTOR DEFAULT AMOUNT                           $__________


                  INVESTOR UNCOVERED DILUTION AMOUNT                $__________


                  NOTEHOLDER SERVICING FEES                         $__________


                  AVAILABLE PRINCIPAL COLLECTIONS                   $__________


                  EXCESS FINANCE CHARGE COLLECTIONS                 $__________


                  SHARED PRINCIPAL COLLECTIONS                      $__________


                  CASH COLLATERAL ACCOUNT BALANCE                   $__________


                  RESERVE ACCOUNT BALANCE                           $__________


                  SPREAD ACCOUNT BALANCE                            $__________



                  APPLICATION OF COLLECTIONS -

                  CLASS A MONTHLY INTEREST                          $__________


                  CLASS A NET SWAP PAYMENT                          $__________


                  CLASS B MONTHLY INTEREST                          $__________


                  CLASS B NET SWAP PAYMENT                          $__________


                  CLASS C MONTHLY INTEREST                          $__________


                  CLASS C NET SWAP PAYMENT                          $__________


                  INVESTOR DEFAULT AMOUNT                           $__________


                  INVESTOR UNCOVERED DILUTION AMOUNT                $__________


                  INVESTOR CHARGEOFFS AND REALLOCATED
                           PRINCIPAL COLLECTIONS NOT
                           PREVIOUSLY REIMBURSED                    $__________


                  AMOUNTS TO BE DEPOSITED
                           IN THE CASH COLLATERAL ACCOUNT           $__________


                  AMOUNTS TO BE DEPOSITED IN THE
                           RESERVE ACCOUNT                          $__________


                  AMOUNTS TO BE DEPOSITED
                  IN THE SPREAD ACCOUNT                             $__________



                           Exhibit C-1 (Page 4)

         EXCESS FINANCE CHARGES COLLECTIONS -

         TOTAL EXCESS FINANCE CHARGE COLLECTIONS
                           FOR ALL ALLOCATION SERIES                $__________



         SHARED PRINCIPAL COLLECTIONS -

         TOTAL SHARED PRINCIPAL COLLECTIONS
                           FOR ALL ALLOCATIONS SERIES               $__________



         YIELD AND BASE RATE -

                 Base Rate (Current Month)                            %
                                                     ------------------

                 Base Rate (Prior Month)                              %
                                                     ------------------

                 Base Rate (Two Months Ago)                           %
                                                     ------------------


         THREE MONTH AVERAGE BASE RATE                                 ________%


                 Portfolio Yield (Current Month)                       %
                                                     ------------------

                 Portfolio Yield (Prior Month)                         %
                                                     ------------------

                 Portfolio Yield (Two Months Ago)                      %
                                                     ------------------


         THREE MONTH AVERAGE PORTFOLIO YIELD                           ________%





                           Exhibit C-1 (Page 5)

         PRINCIPAL COLLECTIONS -


         MONTHLY PRINCIPAL                                           __________%





         PRINCIPAL ACCUMULATION ACCOUNT BALANCE                     $__________


         SERIES 2002-A PRINCIPAL SHORTFALL                          $__________


         SHARED PRINCIPAL COLLECTIONS ALLOCABLE
                  FROM OTHER PRINCIPAL SHARING SERIES               $__________



         INVESTOR CHARGE OFFS AND REDUCTIONS -


         INVESTOR CHARGE OFFS                                       $__________


         REALLOCATED PRINCIPAL COLLECTIONS                          $__________


         REDUCTIONS IN COLLATERAL AMOUNT
                  (OTHER THAN BY PRINCIPAL PAYMENTS)                $__________


         REDUCTIONS IN COLLATERAL AMOUNT DUE TO
                  APPLICATION OF AVAILABLE PRINCIPAL
                  COLLECTIONS AS SHARED PRINCIPAL
                  COLLECTIONS                                       $__________


         PREVIOUS REDUCTIONS IN COLLATERAL AMOUNT
                  REIMBURSED                                        $__________




                               ----------------------------------------------
                               as Indenture Trustee


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:







                           Exhibit C-1 (Page 6)

                                 EXHIBIT D



                   FORM OF MONTHLY SERVICER'S CERTIFICATE

                   WORLD FINANCIAL NETWORK NATIONAL BANK

        WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST SERIES
                                  2002-A

         The undersigned, a duly authorized representative of World Financial Network National Bank ("WFN"), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of August 1, 2001 (as amended and supplemented, the "Transfer and Servicing Agreement"), among WFN Credit Company, LLC, as Transferor, World Financial Network National Bank, as Servicer and World Financial Network Master Note Trust (the "Trust"), as Issuer, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture dated as of August 1, 2001 (as amended or supplemented, the "Master Indenture"), between the Trust and BNY Midwest Trust Company, as indenture trustee (the "Indenture Trustee") as supplemented by the Series 2002-A Indenture Supplement, dated as of November 7, 2002, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement") and together with the Master Indenture, the "Indenture"), as applicable.

         2. WFN is, as of the date hereof, the Servicer under the Transfer and Servicing Agreement.

         3. The undersigned is an Authorized Officer of the Servicer.

         4. This Certificate relates to the Distribution Date occurring on ________ __, 200_.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all of its obligations under the Transfer and Servicing Agreement and the Indenture through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default]; if applicable, insert "None".

         6. As of the date hereof, to the best knowledge of the undersigned, no Early Amortization Event occurred on or prior to such Distribution Date.




                            Exhibit D (Page 1)

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ___ day of _____________ __, 20__.




                                     WORLD FINANCIAL NETWORK NATIONAL
                                     BANK, as Servicer





                                     By:
                                         ---------------------------------
                                         Name:
                                         Title:













                            Exhibit D (Page 2)

                                EXHIBIT E-1



                            Form of Class A Swap

























                            Exhibit E-1 (Page 1)

                                                             EXECUTION COPY

                                    CLASS A
                CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                    TRANSACTION UNDER 2002 MASTER AGREEMENT

Date:  November 7, 2002               Our ref:  JPMorgan Reference Number
                                                0009022940/63339120
To:    World Financial Network        From:     JPMorgan Chase Bank
       Credit Card Master Note Trust            270 Park Avenue
       c/o Chase Manhattan Bank                 New York, NY 10017
       USA, National Association
       500 Stanton Christiana Road              Global Derivative Operations
       OPS4, 3rd Floor                          4 Metrotech Center, 17th Floor
       Newark, DE  19713                        Brooklyn, NY 11245

Attn:  Institutional Trust Services   Contact:  Document Control
Fax No:302-552-6280                   Fax No:   718-242-9263
Tel No:302-552-6279                   Tel No:   718-242-7294


Dear Sir/Madam,

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

         The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Indenture dated as of August 1, 2001, between Party B and BNY Midwest Trust Company, as indenture trustee (the "Indenture") as supplemented by the Series 2002-A Indenture Supplement, dated as of November 7, 2002 (the "Indenture Supplement" and together with the Indenture, the "Indenture").

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of October 29, 2002 as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         In this Confirmation "Party A" means JPMorgan Chase Bank and "Party B" means World Financial Network Credit Card Master Note Trust.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:           Initially, USD 468,000,000.00 and
                                    thereafter an amount equal for each
                                    Calculation Period to the Class A Note
                                    Principal Balance (as defined in the
                                    Indenture Supplement) at the end of the
                                    first day of that Calculation Period.

         Trade Date:                October 30, 2002

         Effective Date:            November 7, 2002



                           Exhibit E-1 (Page 2)

        Termination Date:           The earlier of (i) August 15, 2011, subject
                                    to adjustment in accordance with the
                                    Following Business Day Convention, and
                                    (ii) the date on which the Class A Note
                                    Principal Balance (as defined in the
                                    Indenture Supplement) is reduced to zero, subject to early termination in accordance with the terms of the Agreement. In accordance with the Indenture Supplement, the Class A Expected Principal
                                    Distribution Date is October 15, 2007,
                                    subject to the Modified Following Business
                                    Day Convention.

   Fixed Amounts:

        Fixed Rate Payer:           Party B

        Fixed Rate Payer            The 15th of each  month  commencing
        Payment Dates:              December 16, 2002 and ending on the
                                    Termination Date, subject to adjustment in accordance with the Modified Following
                                    Business Day Convention

        Fixed Rate:                 3.52% per annum

        Fixed Rate Day Count        Actual/360
        Fraction:

        Floating Amounts:

        Floating Rate Payer:        Party A

        Floating Rate Payer         The 15th of each month  commencing
        Payment Dates:              December 16, 2002 and ending on
                                    the Termination Date, subject to
                                    adjustment in accordance with the Modified
                                    Following Business Day Convention.

        Floating Rate for initial   Linear Interpolation
        Calculation Period:

        Floating Rate Option:       USD-LIBOR-BBA

        Designated Maturity:        1 Month, except for the initial Calculation
                                    Period, which shall be interpolated.

        Spread:                     None

        Floating Rate Day Count     Actual/360
        Fraction:

        Reset Dates:                First day of each Calculation Period

        Business Days:              New York, London, Columbus, Ohio,
                                    and Chicago, Illinois

        Calculation Agent:          Party A



                           Exhibit E-1 (Page 3)

3.       Additional Amounts Upon Partial Termination

         On any Payment Date prior to the Class A Expected Principal Distribution Date (as defined in the Indenture Supplement), where as a result of principal payments on the Class A Notes (as defined in the Indenture Supplement), the Notional Amount would be reduced by the corresponding reduction in the Class A Note Principal Balance (as defined in the Indenture Supplement), the parties hereto shall treat the portion of such reduction (without duplication) as terminated on such Payment Date (a "Terminated Transaction"). Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

         "Market Quotation" means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date. Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date. The day and time as of which those quotations are to be obtained will be selected in good faith by Party A. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith. Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker unless: (a) the reduction in the Notional Amount of the Transaction is equal to or greater than $50 million on such Payment Date, and (b) the Servicer or the Indenture Trustee requests that quotations from Reference Market-makers other than Party A are utilized.

         If the amount so determined by Party A in respect of a Terminated Transaction is positive, Party B shall owe such amount to Party A, which shall be payable (with interest thereon accruing from such Payment Date and calculated at the Fixed Rate) on the next Distribution Date to the extent provided in the Indenture. If such amount is negative, no amounts shall be payable by Party A or Party B in respect of the Terminated Transaction.

4.       Account Details:

         Account for payments to Party A:    Name:  JPMorgan Chase Bank
                                             City: New York
                                             ABA#  021-000-021
                                             Ref:  World Financial Network
                                                   Credit Card Master
                                                   Note Trust-Swaps Group
                                                   Acct:  900-900-1364


         Account for payments to Party B:    Name:  Bank of New York
                                                    City: New York
                                             ABA#   021-000-018
                                             Ref:   World Financial Network
                                                    Credit Card Master
                                                    Note Trust - GLA111565
                                                    Acct:  394569  Finance
                                                    Charge Account




                           Exhibit E-1 (Page 4)

5.       Offices:
         The Office of Party A for this      4 Metrotech Center, 17th Floor
         Transaction is:                     Brooklyn, NY 11245

         The Office of Party B for this      c/o Chase Manhattan Bank
         Transaction is:                     USA, National Association
                                             500 Stanton Christiana Road
                                             OPS4, 3rd Floor
                                             Newark, DE  19713

         Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Ron Pope (fax no.
         718-242-9263/9262).

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.




                           Exhibit E-1 (Page 5)

JPMORGAN CHASE BANK                     Accepted and confirmed as of the
                                        date first written:

                                        WORLD FINANCIAL NETWORK CREDIT
By:                                     CARD MASTER NOTE TRUST,
   --------------------                 By: Chase Manhattan Bank USA, National
Name:                                   Association, not in its individual
Title:                                  capacity, but solely as Owner Trustee


                                        By:
                                            ------------------------------
                                        Name:
                                        Title:












                           Exhibit E-1 (Page 6)

                                EXHIBIT E-2



                            Form of Class B Swap





























                            Exhibit E-2 (Page 1)

                                                             EXECUTION COPY

                                    CLASS B
                CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                    TRANSACTION UNDER 2002 MASTER AGREEMENT

Date:  November 7, 2002               Our ref:  JPMorgan Reference Number
                                                0009022940/63339120
To:    World Financial Network        From:     JPMorgan Chase Bank
       Credit Card Master Note Trust            270 Park Avenue
       c/o Chase Manhattan Bank                 New York, NY 10017
       USA, National Association
       500 Stanton Christiana Road              Global Derivative Operations
       OPS4, 3rd Floor                          4 Metrotech Center, 17th Floor
       Newark, DE  19713                        Brooklyn, NY 11245

Attn:  Institutional Trust Services   Contact:  Document Control
Fax No:302-552-6280                   Fax No:   718-242-9263
Tel No:302-552-6279                   Tel No:   718-242-7294


Dear Sir/Madam,

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

         The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Indenture dated as of August 1, 2001, between Party B and BNY Midwest Trust Company, as indenture trustee (the "Indenture") as supplemented by the Series 2002-A Indenture Supplement, dated as of November 7, 2002 (the "Indenture Supplement" and together with the Indenture, the "Indenture").

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of October 29, 2002 as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         In this Confirmation "Party A" means JPMorgan Chase Bank and "Party B" means World Financial Network Credit Card Master Note Trust.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:           Initially, USD 51,000,000.00 and
                                    thereafter an amount equal for each
                                    Calculation Period to the Class A Note
                                    Principal Balance (as defined in the
                                    Indenture Supplement) at the end of the
                                    first day of that Calculation Period.

         Trade Date:                October 30, 2002

         Effective Date:            November 7, 2002



                           Exhibit E-2 (Page 2)

         Termination Date:          The earlier of (i) August 15, 2011, subject
                                    to adjustment in accordance with the
                                    Following Business Day Convention, and
                                    (ii) the date on which the Class A Note
                                    Principal Balance (as defined in the
                                    Indenture Supplement) is reduced to zero, subject to early termination in accordance with the terms of the Agreement. In accordance with the Indenture Supplement, the Class B Expected Principal
                                    Distribution Date is October 15, 2007,
                                    subject to the Modified Following Business
                                    Day Convention.

    Fixed Amounts:

         Fixed Rate Payer:          Party B

         Fixed Rate Payer           The 15th of each  month  commencing
         Payment Dates:             December 16, 2002 and ending on the
                                    Termination Date, subject to adjustment in accordance with the Modified Following
                                    Business Day Convention

         Fixed Rate:                3.52% per annum

         Fixed Rate Day             Actual/360
         Count Fraction:


         Floating Amounts:

         Floating Rate Payer:       Party A

         Floating Rate Payer        The 15th of each month  commencing
         Payment Dates:             December 16, 2002 and ending on
                                    the Termination Date, subject to
                                    adjustment in accordance with the Modified
                                    Following Business Day Convention.

         Floating Rate for initial
         Calculation Period:        Linear Interpolation

         Floating Rate Option:      USD-LIBOR-BBA

         Designated Maturity:       1 Month, except for the initial Calculation
                                    Period, which shall be interpolated.

         Spread:                    None

         Floating Rate Day Count    Actual/360
         Fraction:

         Reset Dates:               First day of each Calculation Period

         Business Days:             New York, London, Columbus, Ohio,
                                    and Chicago, Illinois

         Calculation Agent:         Party A



                           Exhibit E-2 (Page 3)

3.       Additional Amounts Upon Partial Termination

         On any Payment Date prior to the Class B Expected Principal Distribution Date (as defined in the Indenture Supplement), where as a result of principal payments on the Class B Notes (as defined in the Indenture Supplement), the Notional Amount would be reduced by the corresponding reduction in the Class B Note Principal Balance (as defined in the Indenture Supplement), the parties hereto shall treat the portion of such reduction (without duplication) as terminated on such Payment Date (a "Terminated Transaction"). Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

         "Market Quotation" means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date. Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date. The day and time as of which those quotations are to be obtained will be selected in good faith by Party A. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith. Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker unless: (a) the reduction in the Notional Amount of the Transaction is equal to or greater than $50 million on such Payment Date, and (b) the Servicer or the Indenture Trustee requests that quotations from Reference Market-makers other than Party A are utilized.

         If the amount so determined by Party A in respect of a Terminated Transaction is positive, Party B shall owe such amount to Party A, which shall be payable (with interest thereon accruing from such Payment Date and calculated at the Fixed Rate) on the next Distribution Date to the extent provided in the Indenture. If such amount is negative, no amounts shall be payable by Party A or Party B in respect of the Terminated Transaction.

4.       Account Details:

         Account for payments to Party A:    Name:  JPMorgan Chase Bank
                                             City: New York
                                             ABA#  021-000-021
                                             Ref:  World Financial Network
                                                   Credit Card Master
                                                   Note Trust-Swaps Group
                                                   Acct:  900-900-1364


         Account for payments to Party B:    Name:  Bank of New York
                                                    City: New York
                                             ABA#   021-000-018
                                             Ref:   World Financial Network
                                                    Credit Card Master
                                                    Note Trust - GLA111565
                                                    Acct:  394569  Finance
                                                    Charge Account




                           Exhibit E-2 (Page 4)

5.       Offices:
         The Office of Party A for this      4 Metrotech Center, 17th Floor
         Transaction is:                     Brooklyn, NY 11245

         The Office of Party B for this      c/o Chase Manhattan Bank
         Transaction is:                     USA, National Association
                                             500 Stanton Christiana Road
                                             OPS4, 3rd Floor
                                             Newark, DE  19713

         Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Ron Pope (fax no.
         718-242-9263/9262).

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.




                           Exhibit E-2 (Page 5)

JPMORGAN CHASE BANK                     Accepted and confirmed as of the
                                        date first written:

                                        WORLD FINANCIAL NETWORK CREDIT
By:                                     CARD MASTER NOTE TRUST,
   --------------------                 By: Chase Manhattan Bank USA, National
Name:                                   Association, not in its individual
Title:                                  capacity, but solely as Owner Trustee


                                        By:
                                            ------------------------------
                                        Name:
                                        Title:












                           Exhibit E-2 (Page 6)

                                EXHIBIT E-3



                            Form of Class C Swap


























                            Exhibit E-3 (Page 1)

                                                                EXECUTION COPY


                                   CLASS C
               CONFIRMATION FOR U.S. DOLLAR INTEREST RATE SWAP
                   TRANSACTION UNDER 2002 MASTER AGREEMENT

Date:    November 7, 2002                Our ref: JPMorgan Reference Number
                                                  0009023078/63325217
To:      World Financial Network         From:    JPMorgan Chase Bank
         Credit Card Master Note Trust            270 Park Avenue
         c/o Chase Manhattan Bank                 New York, NY 10017
         USA, National Association
         500 Stanton Christiana Road              Global Derivative Operations
         OPS4, 3rd Floor                          4 Metrotech Center, 17th Floor
         Newark, DE  19713                        Brooklyn, NY 11245

Attn:    Institutional Trust Services    Contact: Document Control
Fax No:  302-552-6280                    Fax No:  718-242-9263
Tel No:  302-552-6279                    Tel No:  718-242-7294


Dear Sir/Madam,

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between World Financial Network Credit Card Master Note Trust and JPMorgan Chase Bank (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

             The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc., the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Definitions or the Indenture dated as of August 1, 2001, between Party B and BNY Midwest Trust Company, as indenture trustee (the "Indenture") as supplemented by the Series 2002-A Indenture Supplement, dated as of November 7, 2002 (the "Indenture Supplement" and together with the Indenture, the "Indenture").

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of October 29, 2002, as amended and supplemented from time to time (the "Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         In this Confirmation "Party A" means JPMorgan Chase Bank and "Party B" means World Financial Network Credit Card Master Note Trust.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:          Initially, USD 81,000,000.00 and thereafter
                                   an amount equal for each Calculation Period to the Class C Note Principal Balance (as defined in the Indenture Supplement) at the end of the first day of that Calculation
                                   Period.

         Trade Date:               October 30, 2002



                           Exhibit E-3 (Page 2)

         Effective Date:           November 7, 2002

         Termination Date:         The earlier of (i) August 15, 2011, subject
                                   to  adjustment in accordance with the
                                   Following  Business Day  Convention, and
                                   ii) the date on which the Class C Note
                                   Principal Balance (as defined in the
                                   Indenture Supplement) is reduced to zero, subject to early termination in accordance with the terms of the Agreement. In accordance with the Indenture Supplement, the Class C Expected Principal Distribution
                                   Date is November 15, 2007, subject to the Modified Following Business Day
                                   Convention.


         Fixed Amounts:

         Fixed Rate Payer:         Party B

         Fixed Rate Payer          The 15th of each month commencing
         Payment Dates:            December 16, 2002 and ending on the
                                   Termination Date, subject to adjustment in accordance with the Modified Following
                                   Business Day Convention

         Fixed Rate:               3.56% per annum

         Fixed Rate Day Count      Actual/360
         Fraction:

         Floating Amounts:

         Floating Rate Payer:      Party A

         Floating Rate Payer       The 15th of each month commencing December
         Payment Dates:            16, 2002 and ending on the Termination Date,
                                   subject to adjustment in accordance with the Modified Following Business Day Convention.

         Floating Rate for initial
         Calculation Period:       Linear Interpolation

         Floating Rate Option:     USD-LIBOR-BBA

         Designated Maturity:      1 Month, except for the initial Calculation
                                   Period, which shall be interpolated.

         Spread:                   None

         Floating Rate Day Count   Actual/360
         Fraction:

         Reset Dates:              First day of each Calculation Period

         Business Days:            New York, London, Columbus, Ohio, and
                                   Chicago, Illinois

         Calculation Agent:        Party A

                           Exhibit E-3 (Page 3)

3.       Additional Amounts Upon Partial Termination

         On any Payment Date prior to the Class C Expected Principal Distribution Date (as defined in the Indenture Supplement), where as a result of principal payments on the Class C Notes (as defined in the Indenture Supplement), the Notional Amount would be reduced by the corresponding reduction in the Class C Note Principal Balance (as defined in the Indenture Supplement), the parties hereto shall treat the portion of such reduction (without duplication) as terminated on such Payment Date (a "Terminated Transaction"). Party A shall calculate the Market Quotation for the Terminated Transaction as set forth below.

         "Market Quotation" means, with respect to a Terminated Transaction, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to Party A (expressed as a negative number) or by Party A (expressed as a positive number) in consideration of an agreement between Party A and the quoting Reference Market-maker to enter into such Terminated Transaction (with the same fixed and floating payment rates and remaining term as this Transaction) on the relevant Payment Date. Party A will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable prior to the relevant Payment Date. The day and time as of which those quotations are to be obtained will be selected in good faith by Party A. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, Party A will determine the Market Quotation in good faith. Notwithstanding the foregoing, Party A shall be the sole Reference Market-maker unless: (a) the reduction in the Notional Amount of the Transaction is equal to or greater than $50 million on such Payment Date, and (b) the Servicer or the Indenture Trustee requests that quotations from Reference Market-makers other than Party A are utilized.

         If the amount so determined by Party A in respect of a Terminated Transaction is positive, Party B shall owe such amount to Party A, which shall be payable (with interest thereon accruing from such Payment Date and calculated at the Fixed Rate) on the next Distribution Date to the extent provided in the Indenture. If such amount is negative, no amounts shall be payable by Party A or Party B in respect of the Terminated Transaction.

4.      Account Details:

        Account for payments to             Name: JPMorgan Chase Bank
        Party A:                            City: New York
                                            ABA#  021-000-021
                                            Ref:  World Financial Network
                                            Credit Card Master Note Trust
                                            - Swaps Group
                                            Acct: 900-900-1364


                           Exhibit E-3 (Page 4)

        Account for payments to             Name: Bank of New York
        Party B:                            City: New York
                                            ABA#  021-000-018
                                            Ref: World Financial Network Credit
                                            Card Master Note Trust - GLA111565
                                            Acct: 394569 Finance Charge Account
5.      Offices:

        The Office of Party A for this      4 Metrotech Center, 17th Floor
        Transaction is:                     Brooklyn, NY 11245

        The Office of Party B for this      c/o Chase Manhattan Bank
        Transaction is:                     USA, National Association
                                            500 Stanton Christiana Road
                                            OPS4, 3rd Floor
                                            Newark, DE  19713

             Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Ron Pope (fax no.718-242-9263/9262).

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.


                           Exhibit E-3 (Page 5)

JPMORGAN CHASE BANK                     Accepted and confirmed as of the
                                        date first written:

                                        WORLD FINANCIAL NETWORK CREDIT
By:                                     CARD MASTER NOTE TRUST,
   --------------------                 By: Chase Manhattan Bank USA, National
Name:                                   Association, not in its individual
Title:                                  capacity, but solely as Owner Trustee


                                        By:
                                            ------------------------------
                                        Name:
                                        Title:






























                           Exhibit E-3 (Page 6)

                                 SCHEDULE 1

                   PERFECTION REPRESENTATIONS, WARRANTIES
                               AND COVENANTS

     (a) In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants and covenants to the Indenture Trustee as follows as of the Closing Date:

     (1) The Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code) in the Net Swap Receipts in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from Issuer.

     (2) The Net Swap Receipts constitute "general intangibles" within the meaning of the applicable Uniform Commercial Code.

     (3) Issuer owns and has good and marketable title to the Net Swap Receipts free and clear of any Lien, claim or encumbrance of any Person.

     (4) There are no consents or approvals required by the terms of the Class A Swap, Class B Swap or Class C Swap for the pledge of the Net Swap Receipts to the Indenture Trustee pursuant to the Indenture.

     (5) Issuer (or the Administrator on behalf of the Issuer) has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Net Swap Receipts.

     (6) Other than the pledge of the Net Swap Receipts to Indenture Trustee pursuant to the Indenture, Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Net Swap Receipts. Issuer has not authorized the filing of and is not aware of any financing statements against Issuer that include a description of the Net Swap Receipts, except for the financing statement filed pursuant to the Indenture.

     (7) Notwithstanding any other provision of the Indenture, the representations and warranties set forth in this Schedule 1 shall be continuing, and remain in full force and effect, until such time as the Series 2002-A Notes are retired.

     (b) Indenture Trustee covenants that it shall not, without satisfying the Rating Agency Condition, waive a breach of any representation or warranty set forth in this Schedule 1.

     (c) The Servicer covenants that in order to evidence the interests of Issuer and Indenture Trustee under the Indenture, Servicer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by Indenture Trustee) to maintain and perfect, as a first priority interest, Indenture Trustee's security interest in the Net Swap Receipts.